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                             ======================

                                [Graphic Omitted]

                                THIRD AVENUE FUNDS


                             ======================



                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND



                                 ANNUAL REPORT
                                ---------------
                                October 31, 2001




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

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                                [Graphic Omitted]

                             THIRD AVENUE VALUE FUND


Dear Fellow Shareholders:

At October 31, 2001, the audited net asset value attributable to the 69,810,990 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue", or the "Fund") was $34.50 per share. This compares with an unaudited net asset value at July 31, 2001 of $37.71 per share; and an audited net asset value, adjusted for a subsequent distribution, of $35.64 per share at October 31, 2000. At December 7, 2001, the unaudited net asset value was $37.09 per share.

QUARTERLY ACTIVITY

During the quarter, new positions were established in the distressed credits of two issuers and in the common stocks of three strongly capitalized companies. The fund added to its positions in the distressed credits of two issuers. The vast bulk of buying activity, though, revolved around increasing TAVF's holdings of common stocks already in the portfolio. Nineteen positions were increased, most of which occurred in the two weeks after the stock market reopened on September 17. Two common stock positions were reduced strictly on a price basis, while two holdings of bank debt--Safelite Glass and Cimarron Petroleum--were reduced through required amortization payments:

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES        NEW POSITIONS ACQUIRED

$3,900,000              Lodgian Finance Corp. Senior Subordinated Notes
                        ("Lodgian Senior Subordinates")

$6,500,000              Haynes International, Inc. Senior Notes
                        ("Haynes Senior Notes")

75,400 shares           Energizer Holdings, Inc. Common Stock
                        ("Energizer Common")

935,000 shares          The Phoenix Companies, Inc. Common Stock
                        ("Phoenix Common")

2,150,000 shares        Trammell Crow Companies Common Stock
                        ("Trammell Crow Common")

                        INCREASES IN EXISTING POSITIONS

$42,650,000             Kellstrom Industries, Inc. Subordinated Debentures
                        ("Kellstrom Subordinates")

$159,663,000            Exodus Communications, Inc. Senior Notes
                        ("Exodus Senior Notes")


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



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                                [Graphic Omitted]

NUMBER OF SHARES     INCREASES IN EXISTING POSITIONS (CONTINUED)

100,000 shares       Alexander & Baldwin, Inc. Common Stock
                     ("Alexander & Baldwin Common")

84,600 shares        American Power Conversion Corp. Common Stock
                     ("American Power Common")

100,000 shares       Applied Materials, Inc. Common Stock
                     ("Applied Materials Common")

197,000 shares       AVX Corp. Common Stock ("AVX Common")

59,000 shares        BKF Capital Group, Inc. Common Stock ("BKF Common")

604,700 shares       Brascan Corp. Class A Common Stock ("Brascan Common")

200,000 shares       Catellus Development Corp. Common Stock ("Catellus
                     Common")

1,318,900 shares     Credence Systems Corp. Common Stock ("Credence Common")

308,500 shares       Electro Scientific Industries, Inc. Common Stock
                     ("Electro Scientific Common")

520,000 shares       Forest City Enterprises, Inc. Class A Common Stock
                     ("Forest City Common")

750,000 shares       Hutchison Whampoa, Ltd. Common Stock
                     ("Hutchison Whampoa Common")

1,010,000 shares     Investor AB Class A Common Stock ("Investor AB Common")

513,200 shares       KEMET Corp. Common Stock ("KEMET Common")

74,400 shares        Legg Mason, Inc. Common Stock ("Legg Mason Common")

58,300 shares        MBIA, Inc. Common Stock ("MBIA Common")

184,000 shares       The MONY Group, Inc. Common Stock ("MONY Common")

885,000 shares       Nabors Industries, Inc. Common Stock ("Nabors Common")

684,000 shares       Toyota Industries Corp. Common Stock ("Toyota
                     Industries Common")

100,000 shares       Vishay Intertechnology, Inc. Common Stock ("Vishay
                     Common")

                     REDUCTIONS IN EXISTING POSITIONS

340,900 shares       Kendle International, Inc. Common Stock ("Kendle Common")

10,000 shares        Pharmaceutical Product Development, Inc. Common Stock
                     ("PPD Common")

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                                       2
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                               [Graphic Omitted]


Each of the four distressed issues were acquired at prices which were substantial discounts from claim-- from 5(cent) per $1 of claim for Kellstrom Subordinates to 60(cent) per $1 of claim for Haynes Senior Notes. It appears as if each debtor company will have to be reorganized either in Chapter 11 or out of court. Each issue acquired ought to participate in these reorganizations, hopefully on a basis that will prove highly profitable for the Fund.

The common stocks acquired during the quarter were all issues of companies which are extremely well capitalized. The companies involved were of two types: -- either strict going concerns, i.e., earnings companies; or wealth-creation companies, i.e., businesses seeking to increase underlying intrinsic values by means other than having operating, and therefore taxable, earnings. These other methods of wealth creation activities include having realized, or unrealized, appreciation; benefits from refinancing and other access to capital markets; and benefits from asset redeployments such as mergers, spin-offs or liquidations.

The pricing criteria used by the Fund in acquiring the common stocks of the earnings companies during the quarter bottomed on the fact that these issues were priced at well under 10 times peak earnings. TAVF only acquired such issues if Fund management believed that prospects were pretty good that the next peak, whenever that might occur, would be better than the last peak. Common stocks which met this standard were Energizer, Trammell Crow, American Power, Applied Materials, AVX, Credence, Electro Scientific, KEMET, MBIA, Nabors and Vishay.

The pricing criteria used by the Fund in acquiring the common stocks of wealth-creation companies bottomed on the fact that these issues seemed to be available at prices that represented discounts of at least 20% to 40% from readily estimable net asset values, and where Fund management believes there are reasonably good prospects for regular increases in net asset value over the long term. Common stocks which met this standard were Phoenix Companies, Alexander & Baldwin, BKF, Brascan, Catellus, Forest City, Legg Mason, MONY and Toyota Industries.

There seems to be a general misunderstanding about wealth creation companies in the financial community and in academic circles. First, there is scant recognition of the fact that outside of Wall Street, where one deals with privately owned businesses, the vast majority of economic endeavor involves striving to create wealth in the most tax effective manner. Where control persons have choices, they would rather create wealth by some means other than having ordinary income from operations simply because striving for cash flows or earnings from operations tends to be highly inefficient tax-wise. Second, in their new book, VALUE INVESTING -- FROM GRAHAM TO BUFFETT AND BEYOND written by Bruce C.N. Greenwald, Judd Kahn, Paul D. Sonkin and Michael van Biema (Greenwald and van Biema are faculty members at Columbia Business School), the authors seem to have trouble identifying, and valuing, net assets. They state, "in the contemporary investment world net-nets are, only with the rarest exceptions, a distant memory." In fact, though, each of the nine wealth-creation common stocks Third Avenue acquired during the quarter is a net-net by any economic, non-accounting convention, definition of net-nets.

Greenwald, et al define net-nets only by looking at accounting convention, not economic reality. They define net-nets as a common stock available at a price that represents a discount from a company's current assets after deducting all book liabilities, both short term and long term. The problem with this measurement is that for going concerns, much of their current assets are not current assets at all, but rather fixed assets of the most dubious value. For example, Sears Roebuck, like any other retailer, could not stay in business if it did not maintain inventories continually, which in

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                                       3
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                               [Graphic Omitted]


Sears' case have a carrying value of over $5 billion. In the aggregate, these inventories are a fixed asset for the going-concern, not a current asset. Individual inventory items do turn to cash within 12 months and thus are, for accounting purposes, called current assets. In fact, though, Sears' aggregate $5 billion investment in inventory is a permanent investment, particularly vulnerable to seasonal markdowns, theft, obsolescence and mislocations. Contrast this with Forest City's developed real estate projects. While Forest City's developed real estate is called a fixed asset, a substantial portion of these assets is really quite current, a source of almost immediate cash through sale or refinancing, without interfering with Forest City as a going-concern. Forest City Common is a true net-net. The same is true for other wealth creation common stocks acquired during the quarter at substantial discounts from readily ascertainable net asset values; -- including the probable real estate values in Alexander & Baldwin and Catellus; the probable securities values in Brascan (including real estate), Phoenix Companies, MONY and Toyota Industries; and the probable values of Assets Under Management (AUM) for BKF and Legg Mason.

VALUE INVESTING AT THIRD AVENUE

The back of the Greenwald book describes the investment approaches of a number of highly competent value investors: -- Warren Buffett; Mario Gabelli; Glen Greenberg; Robert H. Heilbrum; Seth Klarman; Michael Price; Walter and Edwin Schloss and Paul D. Sonkin. It's a worthwhile read. Third Avenue, in its practices, seems to have much in common with these investors. The front of the Greenwald book, though, describes underlying theories about value investing. These theories seem to have nothing to do with the basic assumptions under which Third Avenue operates. Contrasting the Third Avenue approach with the Greenwald approach ought to be helpful in getting investors to understand the Third Avenue modus operandi.

A major difference between the Greenwald approach and the Third Avenue approach revolves around valuing a company and valuing a security. Greenwald, et al state, "There is general agreement that the value of a company is the sum of the cash flows it will produce for investors over the life of the company, discounted back to the present."

The Greenwald approach is far too general to be useful for Third Avenue. For TAVF, there exist four factors which contribute to corporate value and three factors which determine the theoretical value of a security.

The four elements of corporate value:

1. Free cash flow from operations available for the security holder: Very few companies ever actually achieve such free cash flows on a reasonably regular basis. While for any individual project to make sense it has to return a cash positive net profit over its life, this is not true for most companies (as distinct from stand-alone projects), especially expanding companies. Most businesses consume cash. TAVF likes to invest in the common stocks of those few companies in a position to create cash flows on a regular basis. The principal area where this takes place in the Fund's portfolio is in money management companies: -- BKF, John Nuveen, Liberty Financial and Legg Mason.

2. Earnings: Most prosperous going concerns create earnings, not free cash flows. Earnings exist where a company creates intrinsic wealth from operations while consuming cash. Since most going concerns consume cash, their earnings streams may be of limited value unless such flows are also combined with access to capital markets, either credit markets or equity markets or both. TAVF, in acquiring the common stocks of earnings companies, limits its acqui-

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                                        4
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                               [Graphic Omitted]


   sitions to businesses with exceptionally strong financial positions. This means, most of time, that the companies have far less need to have access to capital markets during any given period than run-of-the mill, less well capitalized, going concerns. More importantly, though, the companies whose issues the Fund acquires have rather complete control over the timing as to when they want to access debt markets or equity markets. Capital markets are notoriously capricious in terms of both pricing and availability. TAVF tries to avoid investing in the common stocks of less well capitalized companies, in part because such issuers frequently are forced to raise outside capital at the most disadvantageous times. Well-capitalized earnings companies whose common stocks were acquired by TAVF during the quarter include Energizer, Trammell Crow, American Power, Applied Materials, AVX, Credence, Electro Scientific, KEMET, MBIA, Nabors, and Vishay.

   Most Wall Streeters and most academics, including Greenwald, et al, subscribe to a primacy of the income account point of view and believe that the dominant, and sometimes even the sole, sources of corporate value are flows from operations: -- both cash flows and earnings flows. At TAVF, we have a balanced approach. Indeed, we think more corporate wealth is created in the U.S. by the two factors discussed below than by flows, even though frequently there tends to be a close, symbiotic relationship between flows, whether cash or earnings, on the one hand; and asset values and access to capital markets on the other.

3. Resource conversion activities encompass repositioning assets to higher uses, other ownership or control, or all three; the financing of asset acquisitions, the refinancing of liabilities or both; and the creation of tax advantages. These activities take the form of mergers and acquisitions, contests for control, leveraged buyouts, restructuring troubled companies, spin-offs, liquidations, massive securities repurchases, and acquiring securities in bulk through cash tender offers or exchange offers. Within the Third Avenue portfolio, it appears as if some 3% to 5% of the common stocks held are subject to takeover bids of some sort by control investors every quarter. Common stock issues acquired during the quarter which may very well be involved in getting taken over in the years ahead include Energizer, Phoenix, Alexander & Baldwin, BKF, Catellus and MONY, albeit Fund management has never been really good at identifying which companies will be "in play" at any given time in the future.

4. Access to capital markets at super-attractive prices: There seems little question that far more corporate wealth has been created in this country by taking advantage of attractive access to outside capital than by any other single  source.  The  Greenwald  book,  and  indeed  virtually  all  economic literature,  ignores  this  factor  as a source  of  wealth,  or a source  of franchise. Unfortunately, as a passive value investor, the Fund does not often get to benefit from super-crazy prices that exist in equity markets from time to time. To benefit from these super-crazy prices as a price-conscious value investor, TAVF would have to become a venture capital investor seeking IPO bailouts; something that seems to be outside Fund management's sphere of competence. Fortunately though, many of the companies in whose common stocks Third Avenue has invested have super attractive access to credit markets where they are able to obtain low interest, long term, non-recourse financing for major portions of the projects which they build, or in which they invest. Companies whose common stocks the Fund invested in during the quarter, with such attractive access to capital markets, include Alexander & Baldwin, Brascan, Catellus and Forest City.

The language used by all academics, including Greenwald, et al, that securities values are a function of the present worth of "cash flows" is unfortunate. From the point of view of any security holder, that holder is seeking a "cash

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                                       5
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                               [Graphic Omitted]


bailout", not a "cash flow". One really cannot understand securities' values unless one is also aware of the three sources of cash bailouts.

A security (with the minor exception of hybrids such as convertibles) has to represent either a promise by the issuer to pay a holder cash, sooner or later; or ownership. A legally enforceable promise to pay is a credit instrument. Ownership is mostly represented by common stock.

There are three sources from which a security holder can get a cash bailout. The first mostly involves holding performing loans; the second and third mostly involve owners as well as holders of distressed credits.

1. Payments by the company in the form of interest or dividends, repayment of principal (or share repurchases), or payment of a premium. Insofar as TAVF seeks income exclusively, it restricts its investments to corporate AAA's, or U.S. Treasuries and other U.S. government guaranteed debt issues.

2. Sale to a market. There are myriad markets, not just the New York Stock Exchange or NASDAQ. There are take-over markets, Merger and Acquisition ("M&A") markets, Leveraged Buyout ("LBO") markets and reorganization of distressed companies markets. Historically, most of TAVF's exits from investments have been to these other markets, especially LBO, takeover and M&A markets.

3. Control. TAVF is an outside passive minority investor that does not seek control of companies, even though we try to be highly influential in the reorganization process when dealing with the credit instruments of troubled companies. It is likely that a majority of funds involved in value investing are in the hands of control investors such as Warren Buffett at Berkshire Hathaway, the various LBO firms and many venture capitalists. Unlike TAVF, many control investors do not need a market-out because they obtain cash bailouts, at least in part, from home office charges, tax treaties, salaries, fees and perks.

I am continually amazed by how little appreciation there is by government authorities in both the U.S. and Japan that non-control ownership of securities which do not pay cash dividends is of little or no value to an owner unless that owner obtains opportunities to sell to a market. Indeed, I have been convinced for many years now that Japan will be unable to solve the problem of bad loans held by banks unless a substantial portion of these loans are converted to ownership, and the banks are given opportunities for cash bailouts by sales of these ownership positions to a market.

Greenwald, et al have a monolithic approach to analysis using three tools to analyze all companies -- replacement cost of assets, earnings power, and franchise value. TAVF, on the other hand, analyzes different businesses differently, ranging from analyzing strict going concerns by giving heavy weight to earnings power, as for example AVX or Nabors; to analyzing businesses which are really investment companies masquerading as something else. Here, heavy weight is assigned to readily measurable asset values as well as an appraisal of managements' abilities to increase these net asset values over the long term. Catellus, Forest City, Hutchison Whampoa, Investor AB, and Toyota Industries are examples of such situations.

Greenwald, et al, like almost all academics, consciously or unconsciously, look at companies as substantively consolidated with shareholders. This tends to be a non-productive approach almost all the time. At the Fund, companies are

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                               [Graphic Omitted]


analyzed as stand-alones or parent-subsidiary. The common stock for TAVF is a different constituency from the company, or its management -- separate and apart.

Most academics pay much attention to an artificial calculation: -- the Weighted Average Cost of Capital ("WACC"). WACC measures the cost of outside capital to a company as a blend of after-tax interest rates and capitalization values for common stocks based on references to current common stock prices in public markets. Interest is, of course, a cash cost, while capitalization rates for publicly traded common stocks have nothing to do with most companies since they do the bulk of their equity financing by retaining earnings rather than by selling new issues of common stock to the public. More importantly, though, WACC is not very meaningful for companies who have rather complete control of the timing as to when, or if, to access capital markets. Such companies will access outside sources of capital at the time WACC type pricing is most attractive to them. These are the companies in whose common stocks TAVF invests. A contemporaneous calculation of WACC for these companies tends to be not meaningful.

Greenwald, et al discuss risk in general but do admit that relative price volatility in the securities market may not be an adequate measure of risk. For TAVF, the word risk cannot be used without putting an adjective in front of it. There is no general risk. There is market risk, investment risk, currency risk, terrorism risk, inflation risk, failure to match maturities risk, commodity risk, etc. The Fund tries to avoid investment risk; i.e., that the companies in whose securities we have invested will suffer permanent impairments. The Fund ignores market risk; i.e. that the trading prices of the securities held will fluctuate.

Greenwald, et al assume, quite properly, that an overpriced common stock will attract new competition. Greenwald, et al, however, ignore something that may be much more important. An overpriced common stock, in the hands of a reasonably competent management, is frequently a most important corporate asset. Much of the small cap- high tech investments of the Fund are in companies which were able to build up huge cash positions by taking advantage of the crazy prices that existed in IPO markets in the late 1990's.

SHAREHOLDER DISTRIBUTION

On December 18, 2001, a distribution of approximately $0.80 per share is to be made to shareholders of record as of December 17, 2001. Of this estimated amount, $0.19 represents net long-term capital gain, and $0.61 represents ordinary income. Shareholders, as always, have the option of receiving distributions either in cash or in newly issued shares of TAVF Common Stock.

I will write you again when the report for the period to end January 31, 2002 is issued. Best wishes for a happy and prosperous New Year.

Sincerely yours,


/s/ MARTIN J. WHITMAN
---------------------
Martin J. Whitman
Chairman of the Board

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                                       7
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                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2001

                                 PRINCIPAL                                                        VALUE            % OF
                                 AMOUNT ($)(+)  ISSUES                                           (NOTE 1)       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
ASSETS ASSET BACKED SECURITIES - 3.73%

Government National              3,704,202      GNMA 2001-27 VC 6.50%, due 10/16/04          $   3,820,792
Mortgage Association             8,706,318      GNMA 2001-29 VD 6.50%, due 07/20/06              9,042,773
                                10,774,855      GNMA 2001-40 VA 6.00%, due 04/20/08             11,052,038
                                13,442,000      GNMA 1999-28 PL 6.50%, due 12/20/22             13,878,002
                                12,654,039      GNMA 2001-19 PA 5.50%, due 02/20/25             13,009,681
                                 9,641,208      GNMA 2001-24 PA 5.50%, due 08/20/25              9,804,289
                                 9,641,208      GNMA 2001-25 PA 5.50%, due 08/20/25              9,804,289
                                 9,000,000      GNMA 2001-13 DK 5.80%, due 07/20/27              9,192,837
                                10,000,000      GNMA 2001-33 PA 5.50%, due 04/20/31             10,210,550
                                                                                             -------------
                                                                                                89,815,251         3.73%
                                                                                             -------------
                                                TOTAL ASSET BACKED SECURITIES
                                               (Cost $88,527,125)                               89,815,251
                                                                                             -------------
----------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 1.03%

Healthcare                      12,403,733      Genesis Health Ventures Revolving Loan (c)       9,178,762         0.38%
                                                                                             -------------
Insurance Services               7,985,831      Safelite Glass Term A Note (c)                  6,867,814
Companies                        9,383,081      Safelite Glass Term B Note (c)                  8,069,449
                                                                                             -------------
                                                                                                14,937,263         0.62%
                                                                                             -------------
Oil Services                       667,019      Cimarron Petroleum Corp. (c) (d)                   686,245         0.03%
                                                                                             -------------
                                                TOTAL BANK AND OTHER DEBT
                                                (Cost $21,825,058)                              24,802,270
                                                                                             -------------
----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 0.98%

Assisted Living Facilities      59,384,000      CareMatrix Corp. 6.25%, due 08/15/04 (a) (c)*    6,532,240         0.27%
                                                                                             -------------
Hotels & Motels                  3,900,000      Lodgian Financing Corp. 12.25%, due 07/15/09     1,228,500
                                88,635,000      Lodgian, Inc. 7.00%, due 06/30/10               15,954,300
                                                                                             -------------
                                                                                                17,182,800         0.71%
                                                                                             -------------
                                                TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                                (Cost $37,436,599)                              23,715,040
                                                                                             -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                        PRINCIPAL                                                                       VALUE          % OF
                      AMOUNT ($)(+)  ISSUES                                                           (NOTE 1)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS - 9.78%

Aerospace/Defense        27,307,000  Kellstrom Industries, Inc. 5.75%, due 10/15/02 (a)*            $    819,210
                         29,370,000  Kellstrom Industries, Inc. 5.50%, due 06/15/03 (a)*                 881,100
                                                                                                    ------------
                                                                                                       1,700,310       0.07%
                                                                                                    ------------
Building & Construction  19,500,000  Armstrong World Industries, Inc. 6.35%, due 08/15/03 (a) (e)*     9,652,500
                         21,415,000  Armstrong World Industries, Inc. 6.50%, due 08/15/05 (a) (e)*    10,600,425
                         78,559,000  USG Corp. 9.25%, due 09/15/01 (a)*                               56,955,275
                         85,535,000  USG Corp. 8.50%, due 08/01/05 (a)*                               62,012,875
                                                                                                    ------------
                                                                                                     139,221,075       5.78%
                                                                                                    ------------
Consumer Products        62,300,000  Home Products International, Inc. 9.625%, due 05/15/08           36,445,500       1.51%
                                                                                                    ------------
Electrics - Integrated    5,000,000  Pacific Gas & Electric Co. First Mortgage 7.875%,
                                     due 03/01/02                                                      4,875,000       0.20%
                                                                                                    ------------
Hard Goods Retail        18,648,000  Hechinger Co. 6.95%, due 10/15/03 (a)*                            2,004,660
                         14,752,000  Hechinger Co. 9.45%, due 11/15/12 (a)*                            1,585,840
                                                                                                    ------------
                                                                                                       3,590,500       0.15%
                                                                                                    ------------
Internet Content         33,517,000  Exodus Communications Inc. 11.25%, due 07/01/08 (a) (e)*          7,457,532
                         84,530,000  Exodus Communications Inc. 11.625%, due 07/15/10 (a)*            18,807,925
                         29,733,000  Exodus Communications Inc. 10.75%, due 12/15/09 (a)*              6,615,592
       (Euro) +          48,899,000  Exodus Communications Inc. 11.375%,
                                     due 07/15/08 (a)*                                                 8,817,358
       (Euro) +           7,484,000  Exodus Communications Inc. 10.75%,
                                     due 12/15/09 (a)*                                                 1,349,498
                                                                                                    ------------
                                                                                                      43,047,905       1.79%
                                                                                                    ------------
Lawn & Garden Retail     20,753,000  Frank's Nursery & Crafts, Inc. 10.25%, due 03/01/08 (a) (c)*      3,528,010       0.15%
                                                                                                    ------------
Metals-Diversified        6,500,000  Haynes International, Inc. 11.625%, due 09/01/04                  3,022,500       0.13%
                                                                                                    ------------
                                     TOTAL CORPORATE BONDS
                                     (Cost $254,177,954)                                             235,430,800
                                                                                                    ------------
                            SHARES
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 71.86%

Annuities & Mutual Fund      10,000  Atalanta/Sosnoff Capital Corp.                                      101,500
Management & Sales           65,000  BKF Capital Group, Inc. (a)                                       1,693,250

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       9
================================================================================

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                                     VALUE        % OF
                           SHARES     ISSUES                                                        (NOTE 1)    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONTINUED)

Annuities & Mutual Fund     244,950    The John Nuveen Co. Class A                             $  11,512,650
Management & Sales        1,572,600    Liberty Financial Companies, Inc.                          51,597,006
(continued)                                                                                    -------------
                                                                                                  64,904,406       2.69%
                                                                                               -------------
Apparel Manufacturers       150,000    Kleinerts, Inc. (a) (c)                                     1,200,000       0.05%
                                                                                               -------------
Bermuda Based               118,449    ESG Re, Ltd. (a)                                              379,037
Financial Institutions       15,675    ESG Re, Ltd. Warrants (a) (b) (c)                                   1
                            295,217    Trenwick Group, Ltd.                                        2,290,884
                                                                                               -------------
                                                                                                   2,669,922       0.11%
                                                                                               -------------
Business Development        432,300    Arch Capital Group, Ltd. (a)                               10,159,050
& Investment Companies    2,083,600    Brascan Corp. Class A                                      31,483,196
                             83,370    Capital Southwest Corp.                                     5,256,478
                          2,950,000    Hutchison Whampoa, Ltd. - (Hong Kong)                      23,921,352
                          2,010,000    Investor AB Class A - (Sweden)                             20,034,227
                                                                                               -------------
                                                                                                  90,854,303       3.77%
                                                                                               -------------
Computerized Trading        223,600    Investment Technology Group, Inc. (a) (e)                  14,402,076       0.60%
                                                                                               -------------
Computers, Networks         100,000    3Com Corp. (a)                                                414,000       0.02%
& Software                                                                                     -------------
Consumer Products            75,400    Energizer Holdings, Inc. (a)                                1,243,346       0.05%
                                                                                               -------------
Depository Institutions      53,000    Astoria Financial Corp.                                     2,760,770
                            835,000    BankAtlantic Bancorp, Inc. Class A                          6,763,500
                             69,566    Banknorth Group, Inc.                                       1,525,582
                            218,500    Carver Bancorp, Inc. (b)                                    1,895,487
                             61,543    Commercial Federal Corp.                                    1,536,113
                             40,000    EverTrust Financial Group, Inc.                               605,200
                            250,787    Golden State Bancorp., Inc.                                 6,359,958
                            250,787    Golden State Bancorp, Inc. Litigation Tracking Warrants (a)   313,484
                             41,100    Tompkins Trustco, Inc.                                      1,541,250
                            390,800    Woronoco Bancorp, Inc. (b)                                  6,448,200
                                                                                               -------------
                                                                                                  29,749,544       1.24%
                                                                                               -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       10
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                          VALUE      % OF
                        SHARES    ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONTINUED)

Electronics          2,259,600    American Power Conversion Corp. (a)             $   29,081,052
                     5,660,500    AVX Corp. (e)                                      104,775,855
                     2,055,400    Electro Scientific Industries, Inc. (a) (b)         48,445,778
                     3,613,200    KEMET Corp. (a)                                     64,604,016
                     2,630,000    Vishay Intertechnology, Inc. (a) (e)                49,628,100
                                                                                  --------------
                                                                                     296,534,801     12.31%
                                                                                  --------------
Financial Insurance    300,000    Ambac Financial Group, Inc.                         14,400,000
                           119    American Capital Access Holdings (a) (b) (c)         6,785,968
                     1,672,409    MBIA, Inc.                                          77,031,159
                                                                                  --------------
                                                                                      98,217,127      4.08%
                                                                                  --------------
Food Manufacturers     495,000    J & J Snack Foods Corp. (a) (b) (e)                 10,959,300      0.45%
& Purveyors                                                                       --------------
Industrial Equipment   594,300    Alamo Group, Inc. (b)                                7,963,620
                       123,900    Cummins, Inc.                                        3,879,309
                       299,300    Lindsay Manufacturing Co.                            5,519,092
                       360,100    Mestek, Inc. (a) (e)                                 8,516,365
                       480,500    Standex International Corp.                         10,460,485
                     1,100,000    Trinity Industries, Inc. (e)                        27,368,000
                                                                                  --------------
                                                                                      63,706,871      2.64%
                                                                                  --------------
Industrial - Japan   4,282,000    Toyota Industries Corp.                             72,063,396      2.99%
                                                                                  --------------
Insurance Holding       87,035    ACE Ltd.                                             3,067,984
Companies              200,678    ACMAT Corp. Class A (a) (b)                          1,531,173
                       803,669    Danielson Holding Corp. (a) (c)                      2,861,062
                     1,075,580    Radian Group, Inc.                                  36,429,895
                        58,300    White Mountains Insurance Group, Inc.               20,230,100
                                                                                  --------------
                                                                                      64,120,214      2.66%
                                                                                  --------------
Insurance Services     940,130    Safelite Glass Corp. (a) (c)                         1,410,195
Companies               63,160    Safelite Realty Corp. (a) (c)                           94,740
                                                                                  --------------
                                                                                       1,504,935      0.06%
                                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       11
================================================================================

================================================================================

                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                           VALUE      % OF
                        SHARES    ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Life Insurance         558,800    The MONY Group, Inc.                            $   16,858,996
                       935,000    The Phoenix Companies, Inc. (a)                     12,014,750
                                                                                  --------------
                                                                                      28,873,746      1.20%
                                                                                  --------------
Manufactured Housing    89,000    Liberty Homes, Inc. Class A                            476,150
                        40,000    Liberty Homes, Inc. Class B                            259,000
                                                                                  --------------
                                                                                         735,150      0.03%
                                                                                  --------------
Medical Supplies       251,300    Analogic Corp.                                       9,298,100
& Services             342,300    Datascope Corp.                                     11,463,627
                       554,950    Prime Medical Services, Inc. (a)                     2,158,756
                        90,750    St. Jude Medical, Inc. (a)                           6,443,250
                                                                                  --------------
                                                                                      29,363,733      1.22%
                                                                                  --------------
Natural Resources &  1,260,000    Alexander & Baldwin, Inc.                           28,060,200
Real Estate            166,000    Alico, Inc.                                          4,392,360
                       959,000    Burnham Pacific Properties, Inc.                     4,699,100
                       379,600    Catellus Development Corp. (a)                       6,529,120
                        31,000    Consolidated-Tomoka Land Co.                           582,800
                     1,177,676    Forest City Enterprises, Inc. Class A (b)           57,176,170
                         7,500    Forest City Enterprises, Inc. Class B                  361,875
                       473,489    HomeFed Corp. (a)                                      445,080
                     1,352,836    Koger Equity, Inc. (b)                              22,578,833
                        14,600    LNR Property Corp. (e)                                 402,230
                           846    Public Storage, Inc.                                    27,825
                     3,420,106    Tejon Ranch Co. (a) (b)                             81,740,533
                       238,200    The St. Joe Co.                                      6,131,268
                                                                                  --------------
                                                                                     213,127,394      8.85%
                                                                                  --------------
Non-Life Insurance - 6,659,100    Aioi Insurance Co., Ltd.                            21,488,865
Japan               10,857,140    Mitsui Sumitomo Insurance Co., Ltd.                 60,314,981
                     2,350,000    The Nissan Fire & Marine Insurance Co., Ltd.        11,711,123
                     1,520,800    The Tokio Marine & Fire Insurance Co., Ltd.,
                                  Sponsored ADR                                       62,585,939

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       12
================================================================================

================================================================================

                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                               VALUE         % OF
                             SHARES    ISSUES                                                 (NOTE 1)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONTINUED)

Non-Life Insurance -       3,000,000   The Yasuda Fire & Marine Insurance Co., Ltd.    $   21,543,238
Japan (continued)                                                                      --------------
                                                                                          177,644,146        7.38%
                                                                                       --------------
Oil Services               1,385,000   Nabors Industries, Inc. (a)                         42,574,900        1.77%
                                                                                       --------------
Pharmaceutical Services    5,308,740   Innovative Clinical Solutions, Ltd. (a) (b)            676,864
                             588,600   Kendle International, Inc. (a)                      11,660,166
                             598,000   PAREXEL International Corp. (a)                      8,928,140
                             790,000   Pharmaceutical Product Development, Inc. (a)        21,069,300
                                                                                       --------------
                                                                                           42,334,470        1.76%
                                                                                       --------------
Real Estate Management     2,150,000   Trammell Crow Co. (a) (b) (c)                       20,036,925        0.83%
                                                                                       --------------
Security Brokers, Dealers    223,600   Jefferies Group, Inc.                                7,416,812
& Flotation Companies        967,732   Legg Mason, Inc.                                    40,751,195
                           1,086,250   Raymond James Financial, Inc. (e)                   31,751,087
                             556,850   Southwest Securities Group, Inc. (e)                 9,744,875
                                                                                       --------------
                                                                                           89,663,969        3.72%
                                                                                       --------------
Semiconductor                300,000   Applied Materials, Inc. (a)                         10,233,000
Equipment Manufacturers    3,975,283   ASML Holding N.V. (a)                               57,164,570
& Related                  1,004,500   Clare, Inc. (a) (b)                                  1,747,830
                           1,350,300   Credence Systems Corp. (a)                          18,364,080
                           2,874,700   Electroglas, Inc. (a) (b)                           36,019,991
                           3,329,000   FSI International, Inc. (a) (b)                     27,364,380
                             100,000   KLA-Tencor Corp. (a)                                 4,086,000
                             208,676   Novellus Systems, Inc. (a)                           6,892,568
                             300,000   Photronics, Inc. (a) (e)                             7,446,000
                             500,000   Veeco Instruments, Inc. (a) (e)                     12,730,000
                                                                                       --------------
                                                                                          182,048,419        7.56%
                                                                                       --------------
Small-Cap Technology           1,499   CareCentric, Inc. (a)                                    1,499
                             247,200   Planar Systems, Inc. (a)                             3,594,288
                                                                                       --------------
                                                                                            3,595,787        0.15%
                                                                                       --------------
Title Insurance            3,000,000   First American Corp.                                49,950,000
                           1,951,400   Stewart Information Services Corp. (a) (b) (e)      37,271,740
                                                                                       --------------
                                                                                           87,221,740        3.62%
                                                                                       --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       13
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                                               VALUE       % OF
                             SHARES    ISSUES                                                                (NOTE 1)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONTINUED)

Transportation                55,032   Florida East Coast Industries, Inc. Class B                    $    1,168,329      0.05%
                                                                                                      --------------
                                       TOTAL COMMON STOCKS AND WARRANTS
                                       (Cost $1,397,072,145)                                           1,730,932,949
                                                                                                      --------------
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.93%
Bermuda Based              6,045,667   CGA Group, Ltd., Series C (a) (c)                                           0      0.00%
                                                                                                      --------------
Financial Institutions

Financial Insurance           12,500   American Capital Access Holdings, Convertible (a) (b) (c)          12,500,000
                              10,000   American Capital Access Holdings, Senior Convertible
                                          (a) (b) (c)                                                     10,000,000
                                                                                                      --------------
                                                                                                          22,500,000      0.93%
                                                                                                      --------------
Insurance Holding              4,775   Ecclesiastical Insurance, 8.625%                                        8,351      0.00%
                                                                                                      --------------
Companies                              TOTAL PREFERRED STOCK
                                       (Cost $29,548,975)                                                 22,508,351
                                                                                                      --------------
                           INVESTMENT
                           AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.09%

Bermuda Based              2,202,000   ESG Partners, LP (a) (c)                                              165,436      0.01%
                                                                                                      --------------
Financial Institutions

Insurance Holding          3,264,756   Head Insurance Investors LP (a) (c)                                   859,611
Companies                  1,425,000   Insurance Partners II Equity Fund, LP (a) (c)                       1,149,379
                                                                                                      --------------
                                                                                                           2,008,990      0.08%
                                                                                                      --------------
                                       TOTAL LIMITED PARTNERSHIPS
                                       (Cost $6,891,756)                                                   2,174,426
                                                                                                      --------------
                           PRINCIPAL
                           AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 11.59%

Repurchase Agreements    258,621,912   Bear Stearns 2.58%, due 11/1/01 (f)                               258,621,912     10.74%
                                                                                                      --------------
U.S. Treasury Bills        2,500,000   U.S. Treasury Bill 2.22%++, due 11/23/01 (g)                        2,496,753
                          17,500,000   U.S. Treasury Bill 3.47%++, due 12/20/01                           17,450,462
                             500,000   U.S. Treasury Bill 2.05%++, due 01/24/02 (g)                          497,643
                                                                                                      --------------
                                                                                                          20,444,858      0.85%
                                                                                                      --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       14
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                         VALUE
                                                                                       (NOTE 1)
-----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (CONTINUED)

                                  TOTAL SHORT TERM INVESTMENTS
                                  (Cost $279,036,406)                             $  279,066,770
                                                                                  --------------
                                  TOTAL INVESTMENT PORTFOLIO - 99.99%
                                  (Cost $2,114,516,018)                            2,408,445,857
                                                                                  --------------
                                  OTHER ASSETS LESS LIABILITIES - 0.01%                  196,236
                                                                                  --------------
                                  NET ASSETS - 100.00%                            $2,408,642,093
                                  (Applicable to 69,810,990                       ==============
                                  shares outstanding)

Notes:
 (a) Non-income producing securities.
 (b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
 (c) Restricted/fair valued securities.
 (d) Interest accrued at a current rate of prime + 2%.
 (e) Securities in whole or in part on loan.
 (f) Repurchase agreement collateralized by:
     U.S. Treasury Bill, par value $20,000,000, matures 02/21/02, value $19,875,000.
     U.S. Treasury Bond, par value $25,475,000, matures 08/15/21, value $35,687,996.
     U.S. Treasury Note, par value $43,875,000, matures 7/15/02, value $45,151,920.
     U.S. Treasury Note, par value $110,000,000, matures 8/15/26, value $29,609,800.
     U.S. Treasury Strips, par value $23,500,000, matures 08/15/12, value $14,106,815.
     U.S. Treasury Strips, par value $47,181,000, matures 08/15/13, value 26,639,808.
     U.S. Treasury Strips, par value $22,465,000, matures 11/15/13, value $12,494,808.
     U.S. Treasury Strips, par value $43,717,000, matures 11/15/19, value $16,778,585.
     U.S. Treasury Strips, par value $141,000,000, matures 02/15/20, value $53,496,810.
     U.S. Treasury Strips, par value $29,450,000, matures 02/15/22, value $9,955,278.
 (g) Security segregated for future Fund commitments.
  *  Issuer in default.
 ++  Annualized yield at date of purchase.
  +  Denominated in U.S. Dollars unless otherwise noted.
ADR: American Depository Receipt.










    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       15
================================================================================

================================================================================

                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001


ASSETS:

Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $1,762,801,719)             $2,017,303,065
    Affiliated issuers (identified cost of $351,714,299)                    391,142,792
                                                                         --------------
       Total investments (identified cost of $2,114,516,018)              2,408,445,857
Receivable for fund shares sold                                               6,342,550
Dividends and interest receivable                                             5,308,654
Other receivables                                                                89,650
Collateral on loaned securities (Note 1)                                     27,185,834
Other assets                                                                     34,048
                                                                         --------------
    Total assets                                                          2,447,406,593
                                                                         --------------

LIABILITIES:
Payable for securities purchased                                              4,554,346
Payable for fund shares redeemed                                              4,565,436
Payable to investment adviser                                                 1,942,650
Accounts payable and accrued expenses                                           366,006
Payable for service fees (Note 3)                                               119,666
Unrealized losses on foreign currency swap contract (Note 1)                     30,562
Collateral on loaned securities (Note 1)                                     27,185,834
Commitments (Note 6)                                                                 --
                                                                         --------------
       Total liabilities                                                     38,764,500
                                                                         --------------
       Net assets                                                        $2,408,642,093
                                                                         ==============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
    69,810,990 shares outstanding                                        $2,058,725,525
Accumulated undistributed net investment income                              41,834,641
Accumulated undistributed net realized gains from
    investment transactions                                                  14,194,085
Net unrealized appreciation of investments and translation
    of foreign currency denominated assets and liabilities                  293,887,842
                                                                         --------------
       Net assets applicable to capital shares outstanding               $2,408,642,093
                                                                         ==============
Net asset value, offering and redemption price per share                         $34.50
                                                                                 ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       16
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2001


INVESTMENT INCOME:

    Interest-unaffiliated issuers                                     $  37,308,508
    Interest-affiliated issuers                                             212,793
    Dividends-unaffiliated issuers (net of foreign withholding
      tax of $494,140)                                                   10,813,031
    Dividends-affiliated issuers                                          5,648,907
    Other Income                                                            333,921
                                                                      -------------
       Total investment income                                           54,317,160
                                                                      -------------

EXPENSES:
    Investment advisory fees (Note 3)                                    20,578,753
    Service fees (Note 3)                                                 1,316,807
    Transfer agent fees                                                     735,100
    Reports to shareholders                                                 463,547
    Custodian fees                                                          353,631
    Administration fees (Note 3)                                            347,745
    Accounting services                                                     138,909
    Insurance expenses                                                      100,521
    Miscellaneous expenses                                                   76,599
    Auditing and tax consulting fees                                         68,527
    Directors' fees and expenses                                             67,442
    Legal fees                                                               55,205
    Registration fees                                                        49,647
                                                                      -------------
       Total operating expenses                                          24,352,433
                                                                      -------------
       Net investment income                                             29,964,727
                                                                      -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains on investments-unaffiliated issuers               15,308,401
    Net realized gains on  investments-affiliated  issuers                   50,208
    Net realized gains on foreign currency transactions                  16,138,224
    Net change in unrealized appreciation on investments               (164,763,614)
    Net change in unrealized depreciation on foreign currency swaps       1,417,572
    Net change in unrealized appreciation on translation of other
      assets and liabilities denominated in foreign currency                 20,766
                                                                      -------------
       Net realized and unrealized losses on investments               (131,828,443)
                                                                      -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(101,863,716)
                                                                      =============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       17
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE           FOR THE
                                                                                          YEAR              YEAR
                                                                                          ENDED             ENDED
                                                                                        10/31/01          10/31/00
                                                                                       -----------       -----------

OPERATIONS:

    Net investment income                                                            $   29,964,727    $   22,558,059
    Net realized gains on investments-unaffiliated issuers                               15,308,401       162,685,542
    Net realized gains on investments-affiliated issuers                                     50,208       102,725,271
    Net realized gains on foreign currency transactions                                  16,138,224         7,999,708
    Net change in unrealized appreciation (depreciation) on investments                (164,763,614)       25,778,194
    Net change in unrealized appreciation (depreciation) on foreign currency swaps
      and option contracts                                                                1,417,572          (900,052)
    Net change in unrealized appreciation (depreciation) on translation of other
      assets and liabilities denominated in foreign currency                                 20,766           (32,012)
                                                                                     --------------    --------------
    Net increase (decrease) in net assets resulting from operations                    (101,863,716)      320,814,710
                                                                                     --------------    --------------

DISTRIBUTIONS:

    Dividends to shareholders from net investment income                                (33,511,486)               --
    Distributions to shareholders from net realized gains on investments               (106,411,646)     (177,417,471)
                                                                                     --------------    --------------
                                                                                       (139,923,132)     (177,417,471)
                                                                                     --------------    --------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                                      1,062,471,879       607,310,132
    Net asset value of shares issued in reinvestment of
      dividends and distributions                                                       133,923,400       170,182,851
    Cost of shares redeemed                                                            (402,186,624)     (404,941,809)
                                                                                     --------------    --------------
    Net increase in net assets resulting from capital
      share transactions                                                                794,208,655       372,551,174
                                                                                     --------------    --------------
    Net increase in net assets                                                          552,421,807       515,948,413
    Net assets at beginning of period                                                 1,856,220,286     1,340,271,873
                                                                                     --------------    --------------
    Net assets at end of period
      (including undistributed net investment income of
      $41,834,641 and $28,625,412, respectively)                                     $2,408,642,093    $1,856,220,286
                                                                                     ==============    ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       18
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                YEARS ENDED OCTOBER 31,
                                               ------------------------------------------------------------------
                                                   2001          2000           1999          1998          1997
                                                   ----          ----           ----          ----          ----
Net Asset Value, Beginning of Period              $38.48        $34.82         $30.16        $31.94        $24.26
                                                  ------        ------         ------        ------        ------
Income (loss) from Investment Operations:
    Net investment income                           0.45          0.47           0.47          0.48          0.48
    Net gain (loss) on securities (both
       realized and unrealized)                    (1.59)         7.61           4.59         (1.69)         7.92
                                                  ------        ------         ------        ------        ------
    Total from Investment Operations               (1.14)         8.08           5.06         (1.21)         8.40
                                                  ------        ------         ------        ------        ------
Less Distributions:
    Dividends from net investment income           (0.68)           --          (0.40)        (0.41)        (0.57)
    Distributions from realized gains              (2.16)        (4.42)            --         (0.16)        (0.15)
                                                  ------        ------         ------        ------        ------
    Total Distributions                            (2.84)        (4.42)         (0.40)        (0.57)        (0.72)
                                                  ------        ------         ------        ------        ------
Net Asset Value, End of Period                    $34.50        $38.48         $34.82        $30.16        $31.94
                                                  ======        ======         ======        ======        ======
Total Return                                       (3.01%)       24.07%         16.89%        (3.86%)       35.31%
Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)  $2,408,642    $1,856,220     $1,340,272    $1,540,711    $1,646,240
    Ratio of Expenses to Average Net Assets         1.07%         1.09%          1.10%         1.08%         1.13%
    Ratio of Net Income to Average Net Assets       1.31%         1.41%          1.27%         1.44%         2.10%
    Portfolio Turnover Rate                           16%           30%             5%           24%           10%

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       19
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

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                               [Graphic Omitted]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE FUND
   AND THE STANDARD & POOR'S 500 INDEX (S&P 500) AND THE RUSSELL 2000 INDEX
                       AND THE RUSSELL 2000 VALUE INDEX

                           Average Annual Total Return

1 Year     2 Years   3 Years   4 Years   5 Years   6 Years    7 Years   8 Years   9 Years  10 Years
-3.01%      9.70%    12.05%     7.84%    12.85%    13.29%     14.54%    12.97%    15.45%    14.52%

        [The table below represents a line chart in the printed report.]

                                               RUSSELL 2000         RUSSELL 2000
               TAVF*         S & P 500*        INDEX*               VALUE INDEX*
               -------       ---------         ------------         ------------
10/31/90       10000         10000             10000                10000
10/31/91       14915         13350             15565.9              15158
10/31/92       15884.5       14679.7           16738.2              18082
10/31/93       21818.9       16872.8           21811                24685.5
10/31/94       22377.5       17525.8           21460.9              24651
10/31/95       27369.9       22159.6           24930.6              28585.2
10/31/96       31625.9       27498.7           29109.7              34182.2
10/31/97       42793         36328.5           37581.1              46891.2
10/31/98       41141.2       44317.2           33206.6              43285.3
10/31/99       48090         55692.1           38167.7              43596.9
10/31/00       59665.2       59084.3           44887                51139.2
10/31/01       57869.3       44369.8           39242.8              55613.9

*All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results.


--------------------------------------------------------------------------------
                                       20
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

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                               [Graphic Omitted]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At October 31, 2001, the end of the fiscal year, the audited net asset value attributable to the 19,237,069 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $14.33 per share. This compares with an unaudited net asset value at July 31, 2001 of $15.60 per share; and an audited net asset value, adjusted for a subsequent distribution, of $12.96 per share at October 31, 2000. At December 7, 2001, the net asset value was $15.38 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established seven new positions, added to 15 of its 49 existing positions, and reduced its holdings in 4 companies. At October 31, 2001, Small-Cap Value held positions in 56 companies, the top 10 positions of which accounted for approximately 26% of the Fund's net assets.

NUMBER OF SHARES    NEW POSITIONS ACQUIRED

139,200 shares      Energizer Holdings, Inc. Common Stock ("Energizer Common")
150,000 shares      JZ Equity Partners PLC Common Stock ("JZE Common")
117,500 shares      Park Electrochemical Corp. Common Stock ("Park Electro
                    Common")
289,900 shares      The Phoenix Companies, Inc. Common Stock ("Phoenix Common")
104,600 shares      Precision Drilling Corp. Common Stock ("Precision Common")
200,000 shares      Trammell Crow Co. Restricted Common Stock ("Trammell
                    Crow Common")
13,200 shares       Wellsford Real Properties, Inc. Common Stock ("Wellsford
                    Common")

                    INCREASES IN EXISTING POSITIONS

68,200 shares       Advanced Power Technology, Inc. Common Stock
                    ("Advanced Power Common")
82,700 shares       American Power Conversion Corp. Common Stock
                    ("American Power Common")
50,500 shares       Arch Capital Group, Ltd. Common Stock ("Arch Common")
28,500 shares       Bel Fuse, Inc. Class B Common Stock ("Bel Fuse Common")
140,600 shares      Brascan Corp. Class A Common Stock ("Brascan Common")
19,300 shares       Brooks Automation, Inc. Common Stock ("Brooks Common")
54,500 shares       Coherent, Inc. Common Stock ("Coherent Common")
203,900 shares      Credence Systems Corp. Common Stock ("Credence Common")
102,600 shares      CyberOptics Corp. Common Stock ("CyberOptics Common")
156,500 shares      Electro Scientific Industries, Inc. Common Stock
                    ("ESI Common")


--------------------------------------------------------------------------------
                                       21
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

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                               [Graphic Omitted]



NUMBER OF SHARES     INCREASES IN EXISTING POSITIONS (CONTINUED)

50,000 shares        Forest City Enterprises, Inc. Class A Common Stock
                     ("Forest City Common")
69,100 shares        Jones Lang LaSalle, Inc. Common Stock ("Jones Common")
80,700 shares        KEMET Corp. Common Stock ("KEMET Common")
8,800 shares         MBIA, Inc. Common Stock ("MBIA Common")
119,300 shares       The MONY Group, Inc. Common Stock ("MONY Common")

                     DECREASES IN EXISTING POSITIONS

100,000 shares       Clare, Inc. Common Stock ("Clare Common")
77,000 shares        Herley Industries, Inc. Common Stock ("Herley Common")
36,400 shares        Kendle International, Inc. Common Stock ("Kendle Common")
20,000 shares        Trenwick Group, Ltd. Common Stock ("Trenwick Common")

The vast majority of the Fund's buying activity during the quarter occurred in the weeks subsequent to the markets' reopening on September 17th. At Third Avenue, we were quite comfortable buying in the near panic that engulfed the markets during this period, knowing that: 1) the securities purchased represent ownership in extremely well-financed companies; 2) the Fund itself does not employ any borrowing to purchase shares (if anything the Fund is characterized by negative leverage, as noted below); and 3) my job prospects do not depend on the Fund's short-term performance. These characteristics stand in marked contrast to many other players in the market, including short-term Orelative performance" investors; investors on margin or other forms of borrowing; or investors who buy companies with weak balance sheets. Had our investment style coincided with any of these approaches, I would have been rather panicky too.

The Fund started meaningful positions in five new companies as described below. Energizer Holdings is the number two battery maker behind Duracell. It has lost market share to Duracell in recent years, but retains a strong brand name in an industry that is largely an oligopoly. While current profitability remains temporarily depressed, the Fund's cost basis equates to a PE of approximately 10x 2000 earnings. JZ Equity Partners is a U.K. based investment company that invests in leveraged buyouts of U.S. companies. Mitigating the financial leverage of the 30 or so portfolio holdings are two important facts. JZE is managed by outstanding control investors, and the Fund's cost basis translates to a deep discount to JZE's net asset value. Park Electrochemical makes advanced materials for the printed circuit board industry. As the founder of the modern day printed circuit industry, Park today is the market leader in North America and Southeast Asia. The company is cash rich and debt free. It has been consistently profitable despite the cyclical nature of its businesses. Historically, Park has produced attractive cash flow and very reasonable returns on its assets. The Fund's cost basis represents a modest premium to the accounting book value of the equity and less than 8x last year's reported earnings. Given the company's tech-oriented customer base, I believe it is a "safe and cheap" way to invest in technology. Hartford-based Phoenix Companies offers life and annuity products and has a substantial asset management business. As a recently de-mutualized life insurance company, Phoenix's management will have to adjust to life as a publicly-owned entity. It will have to ratchet up the company's profitability by employing more stringent cost programs and, perhaps, tilting the investment portfolio away from more volatile sources of earnings. Phoenix shares were purchased at a sizable discount to the company's adjusted book value; the adjusted book value reflects a conservative

--------------------------------------------------------------------------------
                                       22
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

================================================================================

                               [Graphic Omitted]


estimate of the worth of the asset management business not included on the company's balance sheet computed in accordance with Generally Accepted Accounting Principles. Precision Drilling is the leading provider, in Canada, of land based drilling services to oil and gas exploration companies. The oil and gas industry and the Canadian currency are coming under increasing pressure. Commodity prices have fallen dramatically -- from historically high and unsustainable levels -- as world economies have slowed. Canada's currency, nicknamed the "Loonie," has fallen to record lows against the U.S. dollar. Against this backdrop, the Fund was able to initiate a position in Precision Common at a PE equivalent of less than 9x trailing earnings and at a meaningful discount to the private market value of Precision's assets. Notably, Precision's future earnings should be bolstered by lower provincial and Canadian federal taxes. Precision has grown in large part through opportunistic acquisitions. Should the industry enter a prolonged downturn in coming periods, I would expect Precision to again use its strong balance sheet to make acquisitions. In time, it is possible a U.S. based oil services company -- benefiting from a stronger U.S. currency -- would turn its attention north, in the direction of Precision. Precision appears to be a good operator in what is admittedly a very difficult business.

A portion of the Fund's holding in Clare Common was sold in order to realize significant tax losses. A modest fraction of the Fund's holding in Trenwick Common was sold as that insurance company's financials became more imperiled in the wake of the World Trade Center attack. Herley Common and Kendle Common both appreciated to levels that seem unjustified by underlying fundamentals. As a result, a portion of each position was sold.

RESULTS

The Small-Cap Value Fund returned 10.5% for the fiscal year ended October 31, 2001. These results are not satisfactory to me, but were achieved in a difficult overall equity environment. Nevertheless, as described by the table below, the results for the past three years compare favorably with alternative investments and, more importantly, against the deleterious effects of inflation (raw data normalized for comparative purposes).

THREE-YEAR RETURN COMPARATIVE
================================================================================
ASSET / INFLATION MEASURE               OCTOBER 31, 1998     OCTOBER 31, 2001
--------------------------------------------------------------------------------
Third Avenue Small-Cap Value(1)              100.00              145.99

S&P 500 Index(1)                             100.00              100.13

Russell 2000 Value Index(1)                  100.00              128.48

U.S. Treasuries(2)                           100.00              123.99

Consumer Price Index (CPI)                   100.00              108.36

CPI - Beer                                   100.00              108.70

CPI - Housing                                100.00              111.82

CPI - Education                              100.00              116.94
================================================================================
 (1) Dividends reinvested.
 (2) Lehman Brothers Long Treasury Index.

--------------------------------------------------------------------------------
                                       23
================================================================================

================================================================================

                               [Graphic Omitted]


Good or bad, performance should not get 100% weighting with investors as they judge their managers. In forming judgments of their investment managers, investors should add two other important considerations -- Portfolio and People -- to form what I've taken to calling the OThree P's." The table above gives you some idea of the Fund's medium term performance. The results were achieved with a conservative investment approach that emphasizes long-term growth of capital and avoidance of large mistakes. Given that the Fund has carried relatively high levels of cash for the past year or so, the Fund has achieved its results with what amounts to negative leverage. The Fund's results also were achieved at reasonable cost and, perhaps most importantly, in a manner that minimizes taxes.

From where I sit, the Small-Cap Value portfolio continues to improve in quality and it remains priced at a significant discount to the business values that attach to the underlying holdings. As noted above, the Fund also currently holds an abnormally large cash position. These characteristics not only provide a margin of safety for current investors, they suggest that the Fund is well positioned to take advantage of pricing dislocations in the marketplace. The cash position has grown as new and existing investors continue to support the Fund, support for which I am grateful. From a people perspective, Third Avenue has never been better situated. The addition this year of both junior and senior members to the Third Avenue investment team has both deepened and broadened our skills and experience. While I can't help but be optimistic about the longer-term prospects for the Small-Cap Value Fund, some notes of caution are warranted.

First, it's unclear just how productive the massive Government spending and stimulus packages will actually end up being, particularly longer-term. Government spending and stimulus packages are understandable, but unbridled spending may well have the unintended effect of crowding out more productive private sector investments. Second, the most popular stock market indices, including the Dow Jones, S&P 500 and Nasdaq, continue to sell at rather demanding valuations, valuations that are not justified - in my opinion - even considering the historically low interest rate environment. As I write this letter, for example, the PE ratio of the S&P 500 Index ranges somewhere between 25x-30x earnings. Earnings growth for the index seems anything but assured and earnings quality appears to continue to deteriorate. Corporate earnings may be pinched by a new mindset that relies on just-in-case inventories rather than a just-in-time approach; the addition of redundant systems and added security measures; and more expensive insurance coverages. While the Fund's results are not so correlated with those of the general market, investor optimism -- as measured by what they are willing to pay for broad swaths of equity securities -- seems unjustifiably high. Lastly, it seems obvious (perhaps only to me) that the work of various terrorist organizations from around the world remains unfinished, regardless of the results in the Afghanistan conflict. The cost of liberty has gone up, while the peace dividend has been suspended. While these cautionary observations hold no predictive powers, I think today they merit a little extra consideration. I hope that they serve to temper investor expectations with regard to future returns from their equity portfolios.

--------------------------------------------------------------------------------
                                       24
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

================================================================================

                               [Graphic Omitted]


REDEMPTION FEE

On November 14, 2001 the Board of Trustees of The Third Avenue Trust authorized the institution of a redemption fee of 1% for Small-Cap Value Fund shares held by an investor for less than one year, effective for shares purchased after January 1, 2002. A summary of the fee is as follows:

   o The fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management.

   o Shares redeemed or exchanged that were held for less than one year will be assessed a fee of 1% of the current net asset value of the shares. The fee will be retained by the Fund for the benefit of the remaining Fund shareholders.

   o The fee only applies to shares purchased after January 1, 2002. The fee does not apply to dividends and capital gains automatically reinvested in the Fund.

SHAREHOLDER DISTRIBUTION

On December 18, 2001, a distribution of approximately $0.28 per share is to be made to shareholders of record as of December 17, 2001. Of this estimated amount, $0.09 represents long-term capital gain, $0.07 represents short-term capital gain, and $0.12 represents ordinary income. Shareholders, as always, have the option of receiving distributions either in cash or in newly issued shares of Small-Cap Value Common Stock.

I look forward to writing you again when we publish our First Quarter report dated January 31, 2002. May you and your families enjoy a healthy and prosperous New Year.

Sincerely,


/s/ CURTIS R. JENSEN
--------------------
Curtis R. Jensen
Portfolio Manager, Third Avenue Small-Cap Value Fund






--------------------------------------------------------------------------------
                                       25
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

================================================================================

                               [Graphic Omitted]




                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2001

                                                                                            VALUE      % OF
                         SHARES     ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 70.15%

Bermuda Based Financial  157,900    Trenwick Group, Ltd.                               $ 1,225,304      0.45%
                                                                                       -----------
Institutions

Business Development     251,100    Arch Capital Group, Ltd. (a)                         5,900,850
& Investment Companies   428,500    Brascan Corp. Class A (b)                            6,474,635
                          13,500    Capital Southwest Corp.                                851,175
                         150,000    JZ Equity Partners PLC                                 316,313
                                                                                       -----------
                                                                                        13,542,973      4.91%
                                                                                       -----------
Consumer Products        139,200    Energizer Holdings, Inc. (a)                         2,295,408      0.83%
                                                                                       -----------
Electronics              310,200    Advanced Power Technology, Inc. (a) (b)              2,937,594
                         242,700    American Power Conversion Corp. (a)                  3,123,549
                         228,500    Bel Fuse, Inc. Class B                               4,649,975
                         384,800    Clare, Inc. (a)                                        669,552
                         370,700    KEMET Corp. (a)                                      6,628,116
                                                                                       -----------
                                                                                        18,008,786      6.53%
                                                                                       -----------
Financial Insurance      158,800    MBIA, Inc.                                           7,314,328      2.65%
                                                                                       -----------
Industrial Equipment     328,100    Alamo Group, Inc.                                    4,396,540
                          54,600    Cummins, Inc.                                        1,709,526
                         168,600    Lindsay Manufacturing Co. (b)                        3,108,984
                         262,900    Trinity Industries, Inc. (b)                         6,540,952
                                                                                       -----------
                                                                                        15,756,002      5.72%
                                                                                       -----------
Insurance Holding         71,852    Radian Group, Inc.                                   2,433,627      0.88%
Companies                                                                              -----------
Life Insurance           179,000    FBL Financial Group, Inc. Class A                    3,069,850
                         229,000    The MONY Group, Inc.                                 6,908,930
                         289,900    The Phoenix Companies, Inc. (a)                      3,725,215
                                                                                       -----------
                                                                                        13,703,995      4.97%
                                                                                       -----------
Manufactured Housing     184,300    Skyline Corp.                                        4,681,220      1.70%
                                                                                       -----------
Media                    120,000    ValueVision International, Inc. Class A (a)          1,636,800      0.60%
                                                                                       -----------
Metal & Metal Products   181,900    Century Aluminum Co. (b)                             1,773,525      0.64%
                                                                                       -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       26
================================================================================

================================================================================

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                                  VALUE      % OF
                               SHARES     ISSUES                                                 (NOTE 1)  NET ASSETS
----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

Natural Resources &            187,500    Alexander & Baldwin, Inc.                         $  4,175,625
Real Estate                    187,300    Alico, Inc. (b)                                      4,955,958
                               139,000    Avatar Holdings, Inc. (a) (b)                        3,365,190
                               219,300    Burnham Pacific Properties, Inc.                     1,074,570
                               126,900    Cabot Industrial Trust                               3,022,758
                               255,400    Deltic Timber Corp. (b)                              6,768,100
                                89,000    Forest City Enterprises, Inc. Class A                4,320,950
                               133,400    Jones Lang LaSalle, Inc. (a) (b)                     1,994,330
                               268,800    Koger Equity, Inc.                                   4,486,272
                                17,000    Security Capital Group, Inc. Class B (a)               317,900
                               224,600    Tejon Ranch Co. (a) (b)                              5,367,940
                             1,104,700    The TimberWest Forest Corp. (Canada) (b)             8,285,598
                               200,000    Trammell Crow Co. (a) (d)                            1,863,900
                                13,200    Wellsford Real Properties, Inc. (a)                    239,448
                                                                                            ------------
                                                                                              50,238,539     18.22%
                                                                                            ------------
Non-Life Insurance -         2,025,000    The Nissan Fire & Marine Insurance Co., Ltd.        10,091,500      3.66%
                                                                                            ------------
Japan
Oil Services                   104,600    Precision Drilling Corp. (a)                         2,654,748      0.96%
                                                                                            ------------
Pharmaceutical Services         40,000    Kendle International, Inc. (a)                         792,400
                                58,100    PAREXEL International Corp. (a) (b)                    867,433
                               135,200    Pharmaceutical Product Development, Inc. (a)         3,605,784
                                                                                            ------------
                                                                                               5,265,617      1.91%
                                                                                            ------------
Securities Brokers, Dealers &  346,180    Southwest Securities Group, Inc. (b)                 6,058,150      2.20%
Floatation Companies                                                                        ------------
Semiconductor                   70,730    ASML Holding N.V. (a)                                1,017,097
Equipment Manufacturers         77,300    Brooks Automation, Inc. (a) (b)                      2,495,244
& Related                      104,500    Coherent, Inc. (a)                                   2,769,250
                               328,000    Credence Systems Corp. (a)                           4,460,800
                               301,100    CyberOptics Corp. (a)                                2,764,098

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       27
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                                VALUE      % OF
                             SHARES     ISSUES                                                 (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

Semiconductor                315,800    Electro Scientific Industries, Inc. (a)           $  7,443,406
Equipment Manufacturers      100,000    Electroglas, Inc. (a)                                1,253,000
& Related (continued)        373,400    FSI International, Inc. (a)                          3,069,348
                              25,000    Novellus Systems, Inc. (a)                             825,750
                                                                                          ------------
                                                                                            26,097,993      9.47%
                                                                                          ------------
Technology                   305,500    Herley Industries, Inc. (a)                          4,829,955
                             117,500    Park Electrochemical Corp. (b)                       2,626,125
                              95,000    Planar Systems, Inc. (a)                             1,381,300
                                                                                          ------------
                                                                                             8,837,380      3.21%
                                                                                          ------------
Title Insurance              105,000    First American Corp.                                 1,748,250      0.64%
                                                                                          ------------
                                        TOTAL COMMON STOCKS
                                        (Cost $180,418,837)                                193,463,145
                                                                                          ------------
                          PRINCIPAL
                          AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------

SHORT TERM INVESTMENTS - 30.86%

Repurchase Agreements     70,095,872    Bear Stearns 2.58%, due 11/01/01 (c)                70,095,872     25.43%
                                                                                          ------------
U.S. Treasury Bills       15,000,000    U.S. Treasury Bill 2.28%+, due 11/23/01             14,979,545      5.43%
                                                                                          ------------
                                        TOTAL SHORT TERM INVESTMENTS
                                        (Cost $85,075,417)                                  85,075,417
                                        TOTAL INVESTMENT PORTFOLIO - 101.01%              ------------
                                        (Cost $265,494,254)                                278,439,562
                                                                                          ------------
                                        LIABILITIES IN EXCESS OF OTHER ASSETS - (1.01%)     (2,773,087)
                                                                                          ------------
                                        NET ASSETS - 100.00%                              $275,666,475
                                        (Applicable to 19,237,069                         ============
                                        shares outstanding)

Notes:
 (a) Non-income producing securities.
 (b) Securities in whole or in part on loan.
 (c) Repurchase agreement collateralized by:
     U.S. Treasury Note, par value $46,400,000, matures 01/15/11, value $48,618,175.
     U.S. Treasury Bond, par value $16,530,000, matures 08/15/19, value $22,880,540.
 (d) Restricted / fair valued securities
  +  Annualized yield at date of purchase


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       28
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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $265,494,254)         $278,439,562
Receivable for fund shares sold                                       1,908,217
Dividends and interest receivable                                       283,374
Collateral on loaned securities (Note 1)                             10,145,199
Deferred organizational costs (Note 1)                                    4,446
Other assets                                                              2,446
                                                                   ------------
       Total assets                                                 290,783,244
                                                                   ------------

LIABILITIES:
Payable for securities purchased                                      4,138,964
Payable for fund shares redeemed                                        526,200
Payable to investment adviser                                           213,187
Accounts payable and accrued expenses                                    82,478
Payable for service fees (Note 3)                                        10,741
Collateral on loaned securities (Note 1)                             10,145,199
Commitments (Note 6)                                                         --
                                                                   ------------
       Total liabilities                                             15,116,769
                                                                   ------------
       Net assets                                                  $275,666,475
                                                                   ============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
  19,237,069 shares outstanding                                    $257,530,898
Accumulated undistributed net investment income                       1,860,290
Accumulated undistributed net realized gains from
  investment transactions                                             3,331,163
Net unrealized appreciation of investments and translation
  of foreign currency denominated assets and liabilities             12,944,124
                                                                   ------------
       Net assets applicable to capital shares outstanding         $275,666,475
                                                                   ============
Net asset value, offering and redemption price per share                 $14.33
                                                                         ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       29
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                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME:
    Interest                                                         $1,824,677
    Dividends (net of foreign withholding tax of $33,801)             2,716,906
    Other income                                                         22,651
                                                                    -----------
           Total investment income                                    4,564,234
                                                                    -----------

EXPENSES:
    Investment advisory fees (Note 3)                                 1,722,502
    Administration fees (Note 3)                                        149,421
    Service fees (Note 3)                                                96,632
    Transfer agent fees                                                  77,823
    Custodian fees                                                       59,514
    Directors' fees and expenses                                         57,638
    Accounting services                                                  50,316
    Reports to shareholders                                              41,964
    Auditing and tax consulting fees                                     35,263
    Registration fees                                                    27,216
    Amortization of organizational expenses (Note 1)                     10,877
    Insurance expenses                                                    8,125
    Legal fees                                                            7,600
    Miscellaneous expenses                                                7,115
                                                                    -----------
           Total operating expenses                                   2,352,006
                                                                    -----------
           Net investment income                                      2,212,228
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains on investments-unaffiliated issuers            3,729,571
    Net realized losses on foreign currency transactions                   (483)
    Net change in unrealized appreciation on investments              6,670,953
    Net change in unrealized depreciation on translation of other
       assets and liabilities denominated in foreign currency            (1,185)
                                                                    -----------
           Net realized and unrealized gains on investments          10,398,856
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $12,611,084
                                                                    ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                      30
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

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                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE          FOR THE
                                                                       YEAR             YEAR
                                                                       ENDED            ENDED
                                                                     10/31/01         10/31/00
                                                                    -----------      -----------

OPERATIONS:


    Net investment income                                          $   2,212,228    $   1,860,207
    Net realized gains on investments-unaffiliated issuers             3,729,571        5,607,969
    Net realized gains on investments-affiliated issuers                      --        1,456,089
    Net realized gains (losses) on foreign currency transactions            (483)          (4,108)
    Net change in unrealized appreciation on investments               6,670,953       17,960,975
    Net change in unrealized appreciation on foreign
       currency swaps and option contracts                                    --          100,890
    Net change in unrealized appreciation (depreciation) on
       translation of other assets and liabilities denominated
       in foreign currency                                                (1,185)             844
                                                                   -------------    -------------
    Net increase in net assets resulting from operations              12,611,084       26,982,866
                                                                   -------------    -------------

DISTRIBUTIONS:

    Dividends to shareholders from net investment income              (2,177,694)        (991,471)
    Distributions to shareholders from net realized gains on
      investments                                                     (7,077,506)              --
                                                                   -------------    -------------
                                                                      (9,255,200)        (991,471)
                                                                   -------------    -------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                     185,780,011       74,284,343
    Net asset value of shares issued in reinvestment of
       dividends and distributions                                     8,778,340          963,645
    Cost of shares redeemed                                          (64,706,609)     (80,675,545)
                                                                   -------------    -------------
    Net increase (decrease) in net assets resulting from capital
       share transactions                                            129,851,742       (5,427,557)
                                                                   -------------    -------------
    Net increase in net assets                                       133,207,626       20,563,838
    Net assets at beginning of period                                142,458,849      121,895,011
                                                                   -------------    -------------
    Net assets at end of period
       (including undistributed net investment income of
       $1,860,290 and $1,532,726, respectively)                    $ 275,666,475    $ 142,458,849
                                                                   =============    =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       31
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

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                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                                YEARS ENDED OCTOBER 31,
                                                        -----------------------------------------------------------------------
                                                         2001            2000            1999            1998           1997*
                                                         ----            ----            ----            ----           ----
Net Asset Value, Beginning of Period                    $13.86          $11.33          $10.66          $12.37          $10.00
                                                        ------          ------          ------          ------          ------
Income (loss) from Investment Operations:
    Net investment income                                 0.14            0.19            0.09            0.08            0.05
    Net gain (loss) on securities (both realized
       and unrealized)                                    1.23            2.44            0.67           (1.73)           2.32
                                                        ------          ------          ------          ------          ------
    Total from Investment Operations                      1.37            2.63            0.76           (1.65)           2.37
                                                        ------          ------          ------          ------          ------
Less Distributions:
    Dividends from net investment income                 (0.21)          (0.10)          (0.09)          (0.06)           0.00
    Distributions from realized gains                    (0.69)           0.00            0.00            0.00            0.00
                                                        ------          ------          ------          ------          ------
    Total Distributions                                  (0.90)          (0.10)          (0.09)          (0.06)           0.00
                                                        ------          ------          ------          ------          ------
Net Asset Value, End of Period                          $14.33          $13.86          $11.33          $10.66          $12.37
                                                        ======          ======          ======          ======          ======
Total Return                                             10.54%          23.30%           7.12%         (13.36%)         23.70%(1)
Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)          $275,666        $142,459        $121,895        $139,557        $107,256
    Ratio of Expenses to Average Net Assets               1.23%           1.30%           1.28%           1.28%           1.65%(2)
    Ratio of Net Income to Average Net Assets             1.16%           1.43%           0.72%           0.72%           1.44%(2)
    Portfolio Turnover Rate                                 18%             19%             10%              6%              7%(1)


 (1) Not Annualized
 (2) Annualized
 * The Fund commenced investment operations on April 1, 1997.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       32
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                                [Graphic Omitted]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE SMALL-CAP VALUE FUND AND THE RUSSELL 2000 INDEX
                        AND THE RUSSELL 2000 VALUE INDEX

                           Average Annual Total Return

                                                                Since Inception
        1 Year         2 Years         3 Years        4 Years      (4/1/97)
        10.54%         16.74%          13.44%          6.05%        10.25%


        [The table below represents a line chart in the printed report.]

                                              RUSSELL 2000          RUSSELL 2000
                        TASCVF*               INDEX*                VALUE INDEX*
                        -------               ------------          ------------
  4/1/97                10000                 10000                 10000
10/31/97                12370                 12811                 11690
10/31/98                10716.8               11319.8               10791
10/31/99                11479.6               13011                 10868.7
10/31/00                14154                 15300.9               12749
10/31/01                15645.8               13376.9               13864.6

* All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results.

--------------------------------------------------------------------------------
                                       33
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

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                                [Graphic Omitted]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

I am pleased to provide you with Third Avenue Real Estate Value Fund's (the "Fund") report for the fiscal year ended October 31, 2001 (the Fund's third full year of operation since its inception on September 17, 1998). At October 31, 2001, the audited net asset value attributable to the 6,466,392 shares outstanding was $15.04 per share. This compares with the Fund's unaudited net asset value of $15.89 per share at July 31, 2001 and an audited net asset value, adjusted for subsequent distributions to shareholders, of $13.08 per share at October 31, 2000. The Fund's one-year return of 14.9%, three-year annualized return of 16.5% and annualized return since inception of 16.8% compares very favorably to relative real estate securities indices and other real estate mutual funds. At December 7, 2001, the unaudited net assets totaled $124,835,878, attributable to the 7,942,176 common shares outstanding with a net asset value of $15.72 per share.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 2001, the Fund experienced net cash inflows of approximately $36 million, expanding our common shares outstanding by 57%. The Fund established new positions in the defaulted senior notes of one company, the senior subordinated notes of one company and the common stock of one company. The Fund sold short the common shares of one company as a hedge in a merger transaction. The Fund increased its position in the common stocks of 13 companies, the preferred stock of one company and the convertible notes of one company; decreased its position in the common stock of one company and eliminated its position in the common stock of two companies. At October 31, 2001, the Fund held 39 positions in 31 companies, and was approximately 76.3% invested. The Fund's top 10 positions accounted for approximately 50% of the Fund's net assets.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED
$2,000,000                          Amresco, Inc. 10% Senior Notes, due 3/15/04 ("Amresco Notes")
$1,000,000                          LNR Property Corp., 9.375% Senior Subordinated Notes,
                                    due 3/15/08 (OLNR NotesO)
87,700 shares                       Vornado Realty Trust Common Stock ("Vornado Common")
35,200 shares sold short            Commercial Net Lease Realty, Inc. Common Stock
                                    ("Commercial Common")

                                    INCREASES IN EXISTING POSITIONS

$850,000                            Assisted Living Concepts, Inc. 6.00%, due 11/1/02
                                    ("Assisted Living Notes")
17,500 shares                       American Land Lease, Inc. Common Stock ("American Land Common")
13,332 shares                       Anthracite Capital, Inc. 10% Series B Convertible Preferred Stock
                                    ("Anthracite Preferred")


--------------------------------------------------------------------------------
                                       34
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
================================================================================

                                [Graphic Omitted]

NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)
288,500 shares                      Brookfield Properties Corp. Common Stock ("Brookfield Common")
136,600 shares                      Catellus Development Corp. Common Stock ("Catellus Common")
40,000 shares                       First American Corp. Common Stock ("First American Common")
89,800 shares                       Forest City Enterprises, Inc. Class A Common Stock
                                    ("Forest City Common")
5,000 shares                        Golf Trust of America, Inc. Common Stock ("Golf Trust Common")
117,500 shares                      LNR Property Corp. Common Stock ("LNR Common")
83,300 shares                       Prime Group Realty Trust Common Stock ("Prime Common")
5,000 shares                        Security Capital Group, Inc. Class B Common Stock
                                    ("Security Capital Common")
74,700 shares                       The St. Joe Company Common Stock ("St. Joe Common")
25,000 shares                       Tejon Ranch Company Common Stock ("Tejon Common")
55,700 shares                       Trammell Crow Company Common Stock ("Trammell Crow Common")
83,600 shares                       Wellsford Real Properties, Inc. Common Stock ("Wellsford Common")

                                    POSITION DECREASED

3,800 shares                        Deltic Timber Corp. Common Stock ("Deltic Common")

                                    POSITIONS ELIMINATED

84,600 shares                       Aegis Realty, Inc. Common Stock ("Aegis Common")
17,073 shares                       Florida East Coast Industries, Inc. Class B Common Stock
                                    ("Florida Common")

DISCUSSION OF QUARTERLY ACTIVITY

Amresco, Inc. is a specialty finance and asset management company with a portfolio of real estate, small business and franchise loans. Additionally, the company has a portfolio of residual interests in mortgage-backed securities. Due to higher than expected credit losses and the company's inability to continually access inexpensive capital, Amresco's business model failed. The company filed for bankruptcy relief and concurrently entered into an agreement to sell all of its assets. The agreement is subject to bankruptcy court approval after a bidding procedure to maximize value. The Fund purchased Amresco Notes at a discount to our estimate of liquidation value in the event the asset sale is not completed or approved. If the asset sale is completed, we expect to be cashed out at a significant profit in early 2002.

The Fund purchased LNR Notes as a cash alternative at a yield to maturity of about 10%. One of the Fund's largest holdings is LNR Common, which trades at a substantial discount to net asset value. LNR's strong balance sheet and solid recurring cash flow gives us a high comfort level with the LNR Notes.

--------------------------------------------------------------------------------
                                       35
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                                [Graphic Omitted]

Vornado Realty is a real estate investment trust with a portfolio of office buildings, retail centers, merchandise marts/trade show facilities, cold storage facilities and other opportunistic investments. Vornado is the largest owner of office properties in New York City (22 office buildings with over 14 million square feet) representing approximately 50% of its net operating income. Vornado controls and owns 30% of Alexanders, Inc., which owns several retail properties (former Alexanders department stores) in the New York metropolitan area, including the site at Lexington Avenue and 59th Street in Manhattan. The company recently announced that it entered into a lease with Bloomberg L.P. for one-half of the 1.4 million square foot office tower to be constructed on the site. Vornado also owns 34% of Charles E. Smith Commercial Realty L.P. ("Smith"), a privately owned company that owns a 12.5 million square foot office portfolio in Washington, D.C. Vornado recently announced it has reached an agreement to acquire 100% of Smith at what appears to be a very attractive price. This deal will make Vornado the largest owner of office properties in metropolitan Washington, D.C. Vornado has successfully created value by making opportunistic acquisitions at very attractive prices. The company's talented management team and its savvy investment style have made Vornado one of the best performing REITs (in terms of NAV growth and return to shareholders) over the last ten years. With its strong balance sheet and access to capital, I expect Vornado will continue its consistent growth through development and acquisitions.

The Fund made substantial additions to its core holdings of real estate operating company common stocks, including Brookfield Common, Catellus Common, Forest City Common, LNR Common, St. Joe Common and Tejon Common. Each was acquired at prices representing substantial discounts to NAV.

The Fund sold its position in Aegis Common. As noted in my first quarter 2001 shareholder letter, we successfully convinced Aegis' management to terminate a proposed reverse merger transaction, and instead, pursue a sale or liquidation of the company. Since then, management has announced that it retained a financial advisor to pursue a potential sale, but I have lost confidence in management's motivation and ability to consummate a transaction that will be favorable to shareholders. The Fund's investment in Aegis Common didn't work out as originally envisioned, but our return on investment (17.3% internal rate of return) was satisfactory.

The Fund also sold its position in Florida Common. Our investment in Florida Common no longer appeared suitable compared to when we acquired the stock through the spinout from St. Joe last year. At that time, the company was essentially debt-free. In order to fund operating losses and significant capital investments in its telecommunications subsidiary (EPIK Communications), the company has placed about $250 million of mortgage debt on its operating properties. While EPIK may ultimately turn out to be a telecommunications winner, the Fund's investment in Florida Common became more speculative and unsuitable for a real estate fund.

COMMENTS ON RECENT EVENTS

It is an obvious understatement to say that the tragic events of September 11, 2001 dramatically affected the real estate market in New York City and its surrounding areas. No single event in history, whether caused by economic conditions, natural disasters, or otherwise, has had such an impact on real estate in a major metropolitan area of the United States. In Lower Manhattan, approximately 13.4 million square feet of prime office space was destroyed and another 7.7 million square feet was severely damaged and taken out of service for a year or more. Combined, this represented 20% of the total office market and 30% of the prime office market in Lower Manhattan. Many of the displaced tenants have signed leases in temporary locations, primarily Midtown Manhattan, New Jersey's suburbs, Brooklyn and

--------------------------------------------------------------------------------
                                       36
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

================================================================================

                                [Graphic Omitted]

other downtown locations. Will these tenants ever come back to Lower Manhattan? If so, when? Will Lower Manhattan ever be as attractive to business as it once was and resume its status as the financial capital of the world? These are the questions being addressed by politicians, business leaders and, of course, real estate operating companies.

I have tried to take a cautious approach formulating my own opinions as to these questions. Third Avenue Funds' offices have been located in Midtown Manhattan (on Third Avenue, of course) since the Fund's founding in 1990. Our offices are in New York for many reasons, not the least of which include the huge talented labor pool, ease of doing business with other businesses, incomparable cultural amenities, and a pretty good public transportation system. There is no question in my mind that it is easier for businesses to function if they are located in Manhattan, as opposed to the suburbs, due to their proximity to clients, customers, partners and personnel. New Jersey's suburbs are fine (I live in one of them), but anyone commuting to New Jersey from Brooklyn, Queens or Long Island can tell you what a nightmare it is trying to get there. Even people that previously commuted to Lower Manhattan from New Jersey using public transportation are finding it more difficult to get to work in their "temporary" New Jersey offices without public transportation. Generally, the public transportation system was designed to get commuters in and out of Manhattan. It's not a system that is conducive to dramatic changes. The economic situation in Lower Manhattan will likely be pretty lousy the next few years. Until the World Trade Center site is transformed from a recovery site to a construction site, it's going to be difficult to attract businesses, and maybe just as difficult to retain many of those remaining. It is not easy to go to work downtown every day. Public transportation has been disrupted, services are not as readily available (restaurants, shopping, etc.), and emotionally, it is disconcerting to be working near Ground Zero. Long-term, however, I am optimistic that infrastructure improvements and reconstruction will make Lower Manhattan a more attractive place to live and work than it was prior to September 11.

Several of the Fund's portfolio companies own properties in the New York Metropolitan area, including Brookfield Properties, Forest City Enterprises, Vornado Realty and Wellsford Real Properties. Brookfield Properties owns four office buildings that were directly affected due to their proximity to the World Trade Center. The buildings affected are: 1 Liberty Plaza and Towers 1, 2 and 4 of the World Financial Center. All of the buildings sustained varying degrees of cosmetic damage, but no structural damage. (This was truly amazing considering their close proximity). Insurance coverage will apparently fully cover business interruption and the cost of repairs. Brookfield's tenants are in the process of reoccupying, although a few have suggested that they will either not reoccupy or attempt to sublease their space. A major contributing factor in my original decision to acquire Brookfield Common was the high quality of Brookfield's assets, determined not only by their physical structure, aesthetics and location, but also their long-term leases with Blue Chip tenants. Brookfield's downtown Manhattan properties seem to have all the bases covered. Occupancy at September 11, 2001 was over 99%, with an average remaining lease term of approximately 12 years. The list of tenants with significant lease obligations includes Merrill Lynch, CIBC, Lehman Brothers, JP Morgan Chase, Goldman Sachs, Gruntal, Cleary Gottlieb, Dow Jones, NASD, National Financial Services, Bank of Nova Scotia, Deloitte & Touche, Zurich Insurance and many others. With almost no leases scheduled to expire over the next three years and only 15% expiring through 2007, it appears that Brookfield's cash flow should be remain uninterrupted during the transition and reconstruction period.

--------------------------------------------------------------------------------
                                       37
================================================================================

================================================================================

                                [Graphic Omitted]

The other New York metropolitan areas mentioned above have had to pick up the slack. As a result, vacancy rates have been dramatically reduced. Real estate companies owning office properties, including Vornado (the largest office landlord in Manhattan), Forest City (large office landlord in Brooklyn) and Wellsford (suburban New Jersey office properties) should all fare well despite the tragedy and the economic downturn.

SHAREHOLDER DISTRIBUTIONS

On December 18, 2001 a distribution of approximately $0.37 per share is to be made to shareholders of record as of December 17, 2001. Of this estimated amount, $0.04 represents long-term capital gains, $0.16 represents short-term capital gains, and $0.17 represents ordinary income. Shareholders, as always, have the option of receiving distributions either in cash or in newly issued common shares of the Fund.

I look forward to writing to you again when we publish our quarterly report for the period ending January 31, 2002. Best wishes for a safe, healthy and prosperous New Year.

Sincerely,


/s/ Michael H. Winer

Michael H. Winer
Portfolio Manager, Third Avenue Real Estate Value Fund





--------------------------------------------------------------------------------
                                       38
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

================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 2001

                             PRINCIPAL                                                                       VALUE        % OF
                             AMOUNT ($)    ISSUES                                                           (NOTE 1)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 2.06%

Assisted Living Facilities   1,100,000     Assisted Living Concepts 5.625%, due 05/01/03 (a)*              $  363,000
                             1,219,000     Assisted Living Concepts 6.00%, due 11/01/02 (a)*                  402,270
                             1,000,000     CareMatrix Corp. 6.25%, due 08/15/04 (a) (c)*                      110,000
                                                                                                           ----------
                                                                                                              875,270      0.90%
                                                                                                           ----------
Hotels & Motels              6,250,000     Lodgian, Inc. 7.00%, due 06/30/10                                1,125,000      1.16%
                                                                                                           ----------

                                           TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                           (Cost $2,534,660)                                                2,000,270
                                                                                                           ----------

-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 3.96%

Building Materials             500,000     USG Corp. 8.50%, due 08/01/05 (a)*                                 362,500
                               600,000     USG Corp. 9.25%, due 09/15/01 (a)*                                 435,000
                               725,000     USG Corp. (Oregon State Solid Waste Disposal
                                             Facilities)
                                           Revenue Bonds 6.40%, due 12/01/29 (a)*                             474,875
                                                                                                           ----------
                                                                                                            1,272,375      1.31%
                                                                                                           ----------
Diversified Financial        2,000,000     Amresco, Inc. 10.00%, due 03/15/04 (a) (b)*                        500,000
Services                     1,504,000     Imperial Credit Industries, Inc. 9.75%, due 01/15/04 (c)           684,320
                               464,000     Imperial Credit Industries, Inc. 12.00%, due 06/30/05              211,120
                                                                                                           ----------
                                                                                                            1,395,440      1.43%
                                                                                                           ----------
Lawn & Garden Retail         1,234,600     Frank's Nursery & Crafts, Inc. 10.25%, due 03/01/08 (a) (c)*       209,882      0.22%
                                                                                                           ----------
Real Estate Operating        1,000,000     LNR Property Corp. 9.375%, due 03/15/08                            975,000      1.00%
Companies                                                                                                  ----------

                                           TOTAL CORPORATE BONDS
                                           (Cost $4,408,683)                                                3,852,697
                                                                                                           ----------

                                SHARES
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 69.27%

Diversified Financial Services  22,223     Imperial Credit Industries, Inc. Warrants (a)                            0      0.00%
                                                                                                           ----------
Natural Resources               22,700     Deltic Timber Corp.                                                601,550
                                 4,000     The TimberWest Forest Corp. (Canada) (b)                            30,001
                                                                                                           ----------
                                                                                                              631,551      0.65%
                                                                                                           ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       39
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

================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                                    VALUE      % OF
                                SHARES     ISSUES                                                 (NOTE 1)  NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Real Estate Investment         127,298     American Land Lease, Inc.                          $ 1,609,047
Trusts                          75,500     Anthracite Capital, Inc.                               750,470
                               329,700     Burnham Pacific Properties, Inc.                     1,615,530
                                75,000     Captec Net Lease Realty, Inc.                          885,000
                                63,800     Golf Trust of America, Inc.                            480,414
                               122,500     Koger Equity, Inc.                                   2,044,525
                               264,100     Prime Group Realty Trust                             2,522,155
                                87,700     Vornado Realty Trust (b)                             3,437,840
                                                                                              -----------
                                                                                               13,344,981      13.72%
                                                                                              -----------
Real Estate Management         142,000     Jones Lang LaSalle, Inc. (a)                         2,122,900
                               240,700     Trammell Crow Co. (a)                                2,361,267
                                50,000     Trammell Crow Co. (a) (c)                              465,975
                                                                                              -----------
                                                                                                4,950,142       5.09%
                                                                                              -----------
Real Estate Operating           96,100     Avatar Holdings, Inc. (a)                            2,326,581
Companies                      437,300     Brookfield Properties Corp.                          7,018,665
                               390,600     Catellus Development Corp. (a)                       6,718,320
                               157,600     Consolidated-Tomoka Land Co.                         2,962,880
                               147,500     Forest City Enterprises, Inc. Class A                7,161,125
                               231,900     LNR Property Corp. (b)                               6,388,845
                               155,500     Security Capital Group, Inc. Class B (a)             2,907,850
                               109,525     Tejon Ranch Co. (a)                                  2,617,647
                               194,900     The St. Joe Co.                                      5,016,726
                               232,350     Wellsford Real Properties, Inc. (a)                  4,214,829
                                                                                              -----------
                                                                                               47,333,468      48.68%
                                                                                              -----------
Title Insurance                 66,000     First American Corp.                                 1,098,900       1.13%
                                           TOTAL COMMON STOCKS & WARRANTS                     -----------
                                           (Cost $63,322,544)                                  67,359,042
                                                                                              -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       40
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
================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 2001

                                                                                                    VALUE      % OF
                                SHARES     ISSUES                                                 (NOTE 1)  NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.47%

Real Estate Investment Trusts   73,332     Anthracite Capital, Inc. 10% Series B             $  1,429,974       1.47%
                                                                                             ------------

                                           TOTAL PREFERRED STOCK
                                           (Cost $1,411,641)                                    1,429,974
                                                                                             ------------

                            PRINCIPAL
                            AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 20.84%

Repurchase Agreements        4,792,429     Bear Stearns 2.58%, due 8/1/01 (d)                   4,792,429       4.93%
                                                                                             ------------
U.S. Treasury Bills         10,000,000     U.S. Treasury Bill 2.30%+, due 11/23/01              9,986,262
                             5,000,000     U.S. Treasury Bill 2.14%+, due 11/29/01              4,991,735
                               500,000     U.S. Treasury Bill 2.20%+, due 01/17/02 (e)            497,840
                                                                                             ------------
                                                                                               15,475,837      15.91%
                                                                                             ------------

                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $20,268,206)                                  20,268,266
                                                                                             ------------
                                           TOTAL INVESTMENT PORTFOLIO - 97.60%
                                           (Cost $91,945,734)                                  94,910,249
                                                                                             ------------
---------------------------------------------------------------------------------------------------------------------------
SHORT POSITIONS - (0.46%)

Real Estate Investment         (35,200)    Commercial Net Lease Realty, Inc.                     (456,544)     (0.46%)
                                                                                             ------------
Trusts                                     TOTAL SHORT POSITIONS
                                          (Proceeds $467,831)                                    (456,544)
                                                                                             ------------
                                           OTHER ASSETS LESS
                                           LIABILITIES - 2.86%                                  2,782,482
                                                                                             ------------
                                           NET ASSETS - 100.00%                               $97,236,187
                                           (Applicable to 6,466,392                          ============
                                           shares outstanding)

 Notes:
 (a) Non-income producing securities.
 (b) Securities in whole or in part on loan.
 (c) Restricted / fair valued securities
 (d) Repurchase agreements collateralized by:
     U.S. Treasury Bond, par value $3,490,000, matures 08/15/21, value
     $4,889,150.
 (e) Security segregated for future fund commitments.
 * Issuer in default.
 + Annualized yield at date of purchase.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       41
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
================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $91,945,734)           $ 94,910,249
Receivable for fund securities sold                                      582,796
Receivable for fund shares sold                                        4,844,764
Receivable for short sale                                                467,831
Dividends and interest receivable                                        158,486
Collateral on loaned securities (Note 1)                               2,222,850
Other assets                                                               1,270
                                                                    ------------
       Total assets                                                  103,188,246
                                                                    ------------
LIABILITIES:
Payable for fund shares redeemed                                          46,821
Payable for securities purchased                                       3,113,947
Liability for securities sold short (proceeds $467,831)                  456,544
Payable to investment adviser                                             53,693
Accounts payable and accrued expenses                                     55,194
Payable for service fees (Note 3)                                          3,010
Collateral on loaned securities (Note 1)                               2,222,850
Commitments (Note 6)                                                          --
                                                                    ------------
       Total liabilities                                               5,952,059
                                                                    ------------
       Net assets                                                   $ 97,236,187
                                                                    ============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, $0.001 par value,
    6,466,392 shares outstanding                                    $ 91,189,119
Accumulated undistributed net investment income                        1,402,664
Accumulated undistributed net realized gains from
    investment transactions                                            1,668,602
Net unrealized appreciation of investments                             2,975,802
                                                                    ------------
       Net assets applicable to capital shares outstanding          $ 97,236,187
                                                                    ============
Net asset value, offering and redemption price per share                  $15.04
                                                                          ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       42
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
================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME:
    Interest                                                        $ 1,197,603
    Dividends (net of foreign withholding tax of $3,991)                897,828
    Other income                                                         15,067
                                                                    -----------
       Total investment income                                        2,110,498
                                                                    -----------
EXPENSES:
    Investment advisory fees (Note 3)                                   442,276
    Administration fees (Note 3)                                        136,208
    Directors' fees and expenses                                         56,974
    Accounting services                                                  37,800
    Transfer agent fees                                                  30,158
    Auditing and tax consulting fees                                     29,569
    Reports to shareholders                                              22,501
    Registration fees                                                    21,425
    Custodian fees                                                       15,600
    Service fees (Note 3)                                                14,498
    Legal fees                                                            4,100
    Miscellaneous expenses                                                2,256
    Insurance expenses                                                      839
                                                                    -----------
       Total operating expenses                                         814,204
                                                                    -----------
    Expenses waived and reimbursed (Note 3)                             (77,205)
                                                                    -----------
       Net expenses                                                     736,999
                                                                    -----------
       Net investment income                                          1,373,499
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains on investments                                 1,677,547
    Net change in unrealized appreciation on investments                246,292
                                                                    -----------
       Net realized and unrealized gains on investments               1,923,839
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 3,297,338
                                                                    ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       43
================================================================================

================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE            FOR THE
                                                                                  YEAR               YEAR
                                                                                  ENDED              ENDED
                                                                                10/31/01           10/31/00
                                                                                ---------          ---------
OPERATIONS:
    Net investment income                                                     $ 1,373,499       $   624,391
    Net realized gains on investments                                           1,677,547           558,562
    Net change in unrealized appreciation on investments                          246,292         2,724,624
                                                                              -----------       -----------
    Net increase in net assets resulting from operations                        3,297,338         3,907,577
                                                                              -----------       -----------
DISTRIBUTIONS:
    Dividends to shareholders from net investment income                         (517,638)         (233,622)
    Distributions to shareholders from net realized gains on investments         (561,571)          (54,698)
                                                                              -----------       -----------
                                                                               (1,079,209)         (288,320)
                                                                              -----------       -----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                                               83,815,312        16,579,930
    Net asset value of shares issued in reinvestment of
       dividends and distributions                                              1,035,492           274,613
    Cost of shares redeemed                                                   (13,797,702)       (4,821,157)
                                                                              -----------       -----------
    Net increase in net assets resulting from capital
       share transactions                                                      71,053,102        12,033,386
                                                                              -----------       -----------
    Net increase in net assets                                                 73,271,231        15,652,643
    Net assets at beginning of period                                          23,964,956         8,312,313
                                                                              -----------       -----------
    Net assets at end of period
       (including undistributed net investment income of
       $1,402,664 and $538,778, respectively)                                 $97,236,187       $23,964,956
                                                                              ===========       ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       44
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
================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                                        YEARS ENDED OCTOBER 31,
                                                            -------------------------------------------------------
                                                             2001           2000           1999          1998*
                                                            ------         ------         ------        ------
Net Asset Value, Beginning of Period                        $13.64         $11.09         $10.28        $10.00
                                                            ------         ------         ------        ------
Income from Investment Operations:
    Net investment income                                     0.18           0.36           0.20          0.02
    Net gain on securities (both realized
       and unrealized)                                        1.78           2.50           0.71          0.26
                                                            ------         ------         ------        ------
    Total from Investment Operations                          1.96           2.86           0.91          0.28
                                                            ------         ------         ------        ------
Less Distributions:
    Dividends from net investment income                     (0.27)         (0.25)         (0.10)         0.00
    Distributions from realized gains                        (0.29)         (0.06)          0.00          0.00
                                                            ------         ------         ------        ------
    Total Distributions                                      (0.56)         (0.31)         (0.10)         0.00
                                                            ------         ------         ------        ------
Net Asset Value, End of Period                              $15.04         $13.64         $11.09        $10.28
                                                            ======         ======         ======        ======
Total Return                                                 14.91%         26.51%          8.86%         2.80%(1)

Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)               $97,236        $23,965         $8,312          $713
    Ratio of Expenses to Average Net Assets
       Before expense reimbursement                           1.66%          2.58%          5.38%        81.89%(2)
       After expense reimbursement                            1.50%          1.50%          1.87%         1.90%(2)
    Ratio of Net Income (Loss) to Average Net Assets

       Before expense reimbursement                           2.64%          2.81%         (0.31%)      (77.33%)(2)
       After expense reimbursement                            2.79%          3.89%          3.20%         2.66%(2)
    Portfolio Turnover Rate                                     20%            23%             5%            0%(1)

 (1) Not Annualized
 (2) Annualized
  *  The Fund commenced investment operations on September 17, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       45
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
================================================================================

                                [Graphic Omitted]

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATION

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                     IN THIRD AVENUE REAL ESTATE VALUE FUND
                   AND THE BLOOMBERG REIT SMALL CAP INDEX AND
               THE BLOOMBERG REAL ESTATE OPERATING COMPANY INDEX
                  AND THE WILSHIRE REAL ESTATE SECURITIES INDEX

                           Average Annual Total Return

                1 Year       2 Years       3 Years   Since Inception
                14.91%       20.57%        16.53%        16.84%


        [The table below represents a line chart in the printed report.]

                            BLOOMBERG    BLOOMBERG      WILSHIRE
                            REIT         REAL ESTATE    REAL ESTATE
                            SMALL CAP    OPERATING      SECURITIES
               TAREVF*      INDEX*       CO. INDEX*     INDEX*
               -------      ---------    -----------    -----------
 9/17/98       10000        10000        10000          10000
10/31/98       10280        10402        10471.4        10567
10/31/99       11190.8      10129.5      10426.3        10060.5
10/31/00       14157.5      11140.4      11990.7        12280.8
10/31/01       16267.8      13214.5      13087.6        13538


* All returns include reinvestment of dividends.

As with all mutual funds, past performance does not indicate future results.

--------------------------------------------------------------------------------
                                       46
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
================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:

Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of three separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. The Funds seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While the Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in equity securities of small companies having market capitalizations no greater than nor less than the range of market capitalizations of companies in the Russell 2000 Index at the time of initial investment and believed to be priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 65% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

ACCOUNTING POLICIES:

The  policies  described  below are  followed  consistently  by the Funds in the
preparation  of  their  financial   statements  in  conformity  with  accounting
principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
                                       47
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
================================================================================

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At October 31, 2001, such securities had a total fair value of $91,925,837 or 3.82% of net assets of Third Avenue Value Fund, $1,863,900 or 0.68% of net assets of Third Avenue Small Cap Value Fund and $1,470,177 or 1.51% of net assets of Third Avenue Real Estate Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o INVESTMENTS: At the prevailing rates of exchange on the valuation date.

--------------------------------------------------------------------------------
                                       48
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                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

     o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts and swap contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

FOREIGN CURRENCY SWAP CONTRACTS:

Third Avenue Value Fund has entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The swap is used to hedge the Fund's exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contracts.

--------------------------------------------------------------------------------
                                       49
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                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

At October 31, 2001, the Third Avenue Value Fund had outstanding foreign currency swap contracts with Bear Stearns that commits the Funds to pay 18.6 billion Japanese yen in exchange for 150 million U.S. dollars due to terminate on April 19, 2002. The Funds will pay 0.18% on the Japanese yen and Bear Stearns will pay 4.72% on the U.S. dollars.

SHORT SALES:

Each of the Funds may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

LOANS OF PORTFOLIO SECURITIES:

The Funds loaned securities during the year to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the year ended October 31, 2001, the following Funds had securities lending income included in other income totaling:

   FUND
   -----
   Third Avenue Value Fund                            $118,169
   Third Avenue Small-Cap Value Fund                    21,737
   Third Avenue Real Estate Value Fund                   3,231

The value of loaned securities and related collateral outstanding at October 31, 2001, was as follows:

                                                     VALUE OF        VALUE OF
   FUND                                         SECURITIES LOANED   COLLATERAL
   -----                                        -----------------   ----------
   Third Avenue Value Fund                         $26,286,211      $27,185,834
   Third Avenue Small-Cap Value Fund                 9,918,928       10,145,199
   Third Avenue Real Estate Value Fund               2,182,846        2,222,850

The collateral for the Funds consisted of cash which was invested in repurchase agreements with Bear Stearns due November 1, 2001, collateralized by U.S. Treasury securities.

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                                       50
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                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

REPURCHASE AGREEMENTS:

Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:

Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

For the year ended October 31, 2001, permanent differences were reclassified as shown below:

                                                                INCREASE (DECREASE) TO
                                        INCREASE (DECREASE)    ACCUMULATED UNDISTRIBUTED
                                           TO ACCUMULATED      NET REALIZED GAIN (LOSS) ON
                                         UNDISTRIBUTED NET        INVESTMENTS AND FOREIGN           INCREASE TO
                                         INVESTMENT INCOME               CURRENCY            ADDITIONAL PAID-IN-CAPITAL
                                         -----------------     ---------------------------   --------------------------
Third Avenue Value Fund                     16,755,988                  (16,894,452)                  138,464
Third Avenue Small-Cap Value Fund              293,030                     (306,035)                   13,005
Third Avenue Real Estate Value Fund              8,025                       (8,025)                       --

FEDERAL INCOME TAXES:

The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

EXPENSE ALLOCATION:

Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

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                                       51
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                                [Graphic Omitted]


                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

TRUSTEES FEES:

The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service. The Trustees on the Audit Committee will each receive $750 for each bi-annual meeting.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:

The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 2001 were as follows:

                                                   PURCHASES          SALES
                                                   ---------          -----
  Third Avenue Value Fund:
      Affiliated                                 $ 81,445,462    $ 167,840,115
      Unaffiliated                                774,482,945      153,880,152
  Third Avenue Small-Cap Value Fund:
      Unaffiliated                                 95,236,572       26,653,495
  Third Avenue Real Estate Value Fund:
      Unaffiliated                                 60,646,654       10,769,755

3. INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

Each Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the applicable Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreements, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At October 31, 2001, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund had payables to affiliates of $138,352, $16,217 and $7,072, respectively, for reimbursement of expenses paid by such affiliates. Under current arrangements for the Third Avenue Value Fund, and Third Avenue Small-Cap Value Fund, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds

--------------------------------------------------------------------------------
                                       52
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                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Effective October 15, 1999, whenever, in any fiscal year, Third Avenue Real Estate Value Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and taxes, exceeds 1.50% of the Fund's average net assets, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. Prior to this date, the Adviser was obligated to reimburse Third Avenue Real Estate Value Fund per the agreement stated above for the Third Avenue Value Fund and Third Avenue Small-Cap Value Fund. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the year ended October 31, 2001. The Adviser waived fees of $77,205 for Third Avenue Real Estate Value Fund, for the year ended October 31, 2001.

The Trust has entered into an administration agreement with the Adviser pursuant to which the Adviser, as administrator, is responsible for providing various administrative services to the Trust. The Adviser has in turn entered into a sub-administration agreement with PFPC Inc. pursuant to which PFPC Inc. provides certain of these administrative services on behalf of the Adviser. The Adviser earns a fee from the Trust equal to $150,000 plus 50% of the difference between
(i) $174,000 plus .01% of the Fund's average net assets in excess of $1 billion and (ii) $150,000 plus $65 per permit for Blue Sky Services. The Adviser pays PFPC Inc. a sub-administration fee for sub-administration services provided to the Trust equal to $150,000 plus $65 per permit for Blue Sky Services.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:

Martin J. Whitman, the Chairman and a trustee of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of M.J. Whitman, Inc., a registered broker-dealer. For the year ended October 31, 2001, the Funds incurred total brokerage commissions, which includes commissions earned by M.J. Whitman, Inc. as follows:

FUND                                    TOTAL COMMISSIONS     M.J. WHITMAN, INC.
----                                     --------------         ---------------
Third Avenue Value Fund                     $2,918,731             $2,787,258
Third Avenue Small-Cap Value Fund              253,275                214,156
Third Avenue Real Estate Value Fund            235,812                230,253


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                                       53
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                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

INVESTMENT IN AFFILIATES:

A summary of the Funds' transactions in securities of affiliated issuers for the year ended October 31, 2001 is set forth below:

THIRD AVENUE VALUE FUND

                                                SHARES/                                   SHARES/                      DIVIDEND/
                                               PRINCIPAL                                 PRINCIPAL                     INTEREST
                                                HELD AT       SHARES/     SHARES/         HELD AT                       INCOME
                                                OCT 31,      PRINCIPAL   PRINCIPAL        OCT. 31,      VALUE AT      NOV. 1, 2000-
NAME OF ISSUER:                                  2000        PURCHASED     SOLD             2001      OCT. 31, 2001  OCT. 31, 2001
---------------                             -------------    ---------  ----------      ------------  -------------  ---------------
ACMAT Corp. Class A                         $   200,678            --           --      $  200,678   $ 1,531,173             --
Alamo Group, Inc.                               594,300            --           --         594,300     7,963,620     $  142,633
American Capital Access Holdings                     --           119(3)        --             119     6,785,968             --
American Capital Access Holdings,
  Convertible Pfd.                                2,500        10,000           --          12,500    12,500,000             --
American Capital Access Holdings,
  Senior Convertible Pfd.                            --        10,000           --          10,000    10,000,000             --
American Capital Access Holdings,
  LLC                                        15,000,000            --  $15,000,000(3)           --            --             --
Carver Bancorp, Inc.                            218,500            --           --         218,500     1,895,487         10,925
CGA Group, Ltd.                               3,341,703            --    3,341,703              --            --             --
CGA Group, Ltd., Series A                       688,630            --      688,630              --            --      1,993,114
CGA Group, Ltd., Series C                     6,045,667            --           --       6,045,667            --             --
CGA Special Account Trust                     7,500,000            --   $7,500,000(2)           --            --        212,793
Clare, Inc.                                   1,004,500            --           --       1,004,500     1,747,830             --
Danielson Holding Corp.                         803,669            --           --         803,669             +             --
Electro Scientific Industries, Inc.           1,266,000       789,400           --       2,055,400    48,445,778             --
Electroglas, Inc.                             2,863,300        11,400           --       2,874,700    36,019,991             --
Enhance Financial Services Group, Inc.        2,444,500            --    2,444,500(2)           --            --             --
First American Corp.                          3,201,800            --      201,800       3,000,000             +        780,000
Forest City Enterprises, Inc. Class A           573,500       604,176           --       1,177,676    57,176,170        159,368
FSI International, Inc.                       3,018,400       310,600           --       3,329,000    27,364,380             --
Innovative Clinical Solutions, Ltd.           5,308,740            --           --       5,308,740       676,864             --
J & J Snack Foods Corp.                         495,000            --           --         495,000    10,959,300             --
Kendle International, Inc.                      929,500            --      340,900         588,600             +             --
Koger Equity Inc.                             1,180,336       172,500           --       1,352,836    22,578,833      1,833,595
Silicon Valley Group, Inc.                    4,504,100            --    4,504,100              --            --             --
St. George Holdings, Ltd. Class A             1,064,516            --    1,064,516              --            --             --
St. George Holdings, Ltd. Class B                 9,044            --        9,044              --            --             --
Stewart Information Services Corp.            1,951,400            --           --       1,951,400    37,271,740             --
Tecumseh Products Co. Class A                   385,400            --      385,400              --            --        214,272
Tecumseh Products Co. Class B                   626,400            --      626,400              --            --        364,096
Tejon Ranch Co.                               3,045,508       374,598           --       3,420,106    81,740,533             --
Trammell Crow Co.                                    --     2,150,000           --       2,150,000    20,036,925             --
Woronoco Bancorp, Inc.                          402,800            --       12,000         390,800     6,448,200        150,904
                                                                                                     ------------     ----------
         Total Affiliates                                                                            $391,142,792     $5,861,700
                                                                                                     ============     ==========

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                                       54
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                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

THIRD AVENUE SMALL-CAP VALUE FUND

                                                                                                        DIVIDEND/INTEREST
                                 SHARES                                   SHARES                             INCOME
                            HELD AT OCT. 31,   SHARES       SHARES    HELD AT OCT. 31,    VALUE AT       NOV. 1, 2000 -
NAME OF ISSUER:                   2000        PURCHASED      SOLD           2001        OCT. 31, 2001    OCT. 31, 2001
---------------             ----------------  ---------    --------   ----------------  -------------    ---------------
Clare, Inc.                       484,800            --     100,000          384,800                +                 --
                                                                                        -------------    ---------------
      Total Affiliates                                                                             $0                 $0
                                                                                        =============    ===============

 (1) Increase due to pay-in-kind dividends
 (2) Sold due to merger
 (3) Increase/decrease due to exchange
  +  As of October 31, 2001, no longer an affiliate


5. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value. Transactions in capital stock were as follows:

                                                  THIRD AVENUE                        THIRD AVENUE
                                                   VALUE FUND                     SMALL-CAP VALUE FUND
                                       ----------------------------------  ----------------------------------
                                            FOR THE           FOR THE          FOR THE           FOR THE
                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                       OCTOBER 31, 2001  OCTOBER 31, 2000  OCTOBER 31, 2001  OCTOBER 31, 2000
                                       ----------------  ----------------  ----------------  ----------------
Increase/(Decrease) in Fund shares:
Shares outstanding at beginning
   of period                               48,237,053        38,490,806       10,278,682        10,761,465
   Shares sold                             28,817,970        15,714,962       12,726,556         5,821,974
   Shares reinvested from dividends
      and distributions                     3,859,438         4,668,507          673,702            77,713
   Shares redeemed                        (11,103,471)      (10,637,222)      (4,441,871)       (6,382,470)
                                          -----------       -----------      -----------       -----------
Net increase (decrease) in Fund shares     21,573,937         9,746,247        8,958,387          (482,783)
                                          -----------       -----------      -----------       -----------
Shares outstanding at end of period        69,810,990        48,237,053       19,237,069        10,278,682
                                          ===========       ===========      ===========       ===========

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                                       55
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                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

                                                                    THIRD AVENUE
                                                               REAL ESTATE VALUE FUND
                                                         ----------------------------------
                                                              FOR THE          FOR THE
                                                            YEAR ENDED       YEAR ENDED
                                                         OCTOBER 31, 2001  OCTOBER 31, 2000
                                                         ----------------  ----------------
Increase in Fund shares:
   Shares outstanding at beginning of period                  1,756,328          749,696
   Shares sold                                                5,558,727        1,373,638
   Shares reinvested from dividends and distributions            77,160           25,217
Shares redeemed                                                (925,823)        (392,223)
                                                            -----------      -----------
Net increase in Fund shares                                   4,710,064        1,006,632
                                                            -----------      -----------
Shares outstanding at end of period                           6,466,392        1,756,328
                                                            ===========      ===========

6. COMMITMENTS AND CONTINGENCIES

Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $1,425,000 has been funded as of October 31, 2001. Securities valued at $497,643 have been segregated to meet this contingency. This commitment may be payable upon demand of Insurance Partners II Equity Fund, LP.

Pursuant to the swap contract between the Third Avenue Value Fund and Bear Stearns, whenever fluctuations in the value of the contract results in a loss to the Fund of $2,500,000, the Fund is obligated to reset the contract resulting in a payment to Bear Stearns equal to the loss. Accordingly, securities valued at $2,496,753 have been segregated to meet this contingency.

As indicated in Note 3, the Adviser has waived or reimbursed certain expenses of the Third Avenue Real Estate Value Fund since its inception. To the extent that such waived or reimbursed fees and expenses can be repaid to the Adviser within a three year period without exceeding the expense cap in a given year, such amounts will be repaid. The total amount of waivers and reimbursements since the Fund's inception through October 31, 2001 amount to $487,642.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

--------------------------------------------------------------------------------
                                       56
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                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2001

FOREIGN CURRENCY CONTRACTS:

The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:

Third Avenue Value Fund and the Third Avenue Real Estate Value Fund currently invest in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:

Third Avenue Value Fund invests in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

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                        REPORT OF INDEPENDENT ACCOUNTANTS





TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund (constituting Third Avenue Trust, hereafter referred to as the "Fund") at October 31, 2001 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 10, 2001
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                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)




The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2001. This information is presented to meet regulatory requirements and no current action on your part is required.

THIRD AVENUE VALUE FUND

Of the $2.839 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 2001, $0.680 was derived from net investment income, $0.071 from short-term capital gains, which are taxed as ordinary income and $2.088 from long-term capital gains. 35.98% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE SMALL-CAP VALUE FUND

Of the $0.901 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 2001, $0.212 was derived from net investment income, $0.103 from short-term capital gains, which are taxed as ordinary income and $0.586 from long-term capital gains. 45.65% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE REAL ESTATE VALUE FUND

Of the $0.565 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 2001, $0.271 was derived from net investment income, $0.193 from short-term capital gains, which are taxed as ordinary income and $0.101 from long-term capital gains. 63.74% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

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                                [Graphic Omitted]

                        THIRD AVENUE FUNDS PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Fund's affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

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                                BOARD OF TRUSTEES
                                 David M. Barse
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                                  W. James Hall
                           General Counsel, Secretary
                             Julie Smith, Controller

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                                [Graphic Omitted]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            WWW.THIRDAVENUEFUNDS.COM